                                                                     EXHIBIT 1-1




                           MCN INVESTMENT CORPORATION

                          MEDIUM-TERM NOTES, SERIES B
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
               ENTITLED TO THE BENEFIT OF A SUPPORT AGREEMENT BY
                                MCN CORPORATION

                             DISTRIBUTION AGREEMENT


                                                              May 6, 1996



Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
North Tower, 10th Floor
World Financial Center
New York, New York  10281-1310

Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Smith Barney Inc.
390 Greenwich Street -- 4th Floor
New York, New York  10013


Ladies and Gentlemen:

                 MCN Investment Corporation (the "Company"), a Michigan corporation and a wholly-owned subsidiary of MCN Corporation, a Michigan corporation ("MCN"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issue and sale by the Company of up to an aggregate principal amount of $500,000,000 of its Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Notes"). The Notes will be issued from time to time by the Company under an Indenture dated as of September 1, 1995 (the "Indenture") between the Company and NBD Bank, as trustee. The Notes will mature nine months or more from the date of issue and
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will bear interest at rates to be specified in a pricing supplement to the Note
Prospectus referred to below. It is understood, however, that the Company may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, as though the issuance of such Notes were authorized as of the date hereof. The Notes will have the benefit of a Support Agreement dated as of September 1, 1995 (the "Support Agreement") between the Company and MCN.

                 1.  Solicitations as Agents; Purchases as Principal.

                 (a) Appointment. Subject to the terms and conditions stated herein, the Company hereby agrees that the Notes will be sold to or through the Agents; provided, however, that the Company reserves the right to sell and may accept offers to purchase the Notes directly on its own behalf. In addition, the Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit offers to purchase Notes through any agent without amending this Agreement to appoint such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment. The Company may accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company shall not have solicited such offers, (ii) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Agreement if such agent was an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement) and
(iii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, to use its reasonable efforts to solicit offers to purchase the Notes during each Offering Period (defined below) upon the terms and conditions set forth in the Note Prospectus (defined below) as then amended and supplemented. Each Agent may also purchase Notes from the Company as principal for purposes of resale, as more fully described in subsection (g) of this Section.

                 (b) Solicitation Period. Following the Commencement Date (defined below), the Company shall notify each Agent from time to time as to the commencement of a period during which the Notes may be offered and sold by such Agent (each period, commencing with such a notification and ending at such time as the authorization for offers and sales through such Agent shall





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have been suspended by the Company or such Agent as provided hereunder, being herein referred to as an "Offering Period").

                 (c) Agent's Commission. The Company agrees to pay each Agent, as consideration for soliciting the sale of the Notes, a commission in the form of a discount, equal to the percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by an Agent as set forth on Schedule I hereto.

                 (d) Solicitation of Offers. Each Agent is authorized to solicit orders for the Notes only in denominations of $1,000 or any larger amount that is an integral multiple of $1,000, at a purchase price equal to 100% of their principal amount (unless otherwise specified in the applicable pricing supplement). Each Agent shall communicate to the Company, orally, each reasonable offer or indication of interest received by it to purchase Notes. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right to reject, in its discretion reasonably exercised, any offer received by it to purchase the Notes, without advising the Company, in whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. In soliciting offers to purchase the Notes hereunder, each Agent is acting solely as agent for the Company, and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.
Under no circumstances will an Agent be obligated to purchase any Notes for its own account. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (a) hold the Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company and (b) notwithstanding such default, pay to the Agents any commission to which they would be entitled in connection with such sale.

                 (e) Administrative Procedures. The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) shall be agreed upon by the Company and the Agent and set forth in a pricing supplement to be prepared in connection with each sale of the Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by it in the Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures may be amended only by written agreement from time to time of the Company and the Agents.

                 (f) Delivery of Documents. The documents required to be delivered by Section 4 of this Agreement shall be delivered at





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the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Agents,
125 West 55th Street, New York, N.Y. 10019-5389, on such date as may be mutually agreed to by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Commencement Date").

                 (g) Purchases as Principal. Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any of the Agents as principal for resale to others and such Agent agrees to purchase Notes as principal, it will enter into a Terms Agreement (defined below) relating to such sale in accordance with the provisions of this Section 1(g). Each sale of Notes to any of the Agents as principal shall be made in accordance with the terms of this Agreement and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, such Agent. Each such supplemental agreement, whether oral (and confirmed in writing by such Agent to the Company, which may be by facsimile transmission) or in writing is herein referred to as a "Terms Agreement". Each such Terms Agreement, whether oral or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit B hereto. Each Agent's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by any of the Agents pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the date, time and place of delivery of the Notes and payment therefor (the "Purchase Date"), the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company, and the comfort letter from Deloitte & Touche LLP, pursuant to Section 4. Such Terms Agreement shall also specify the period of time referred to in Section 3(k).

                 Delivery of the certificates for Notes sold to any of the Agents pursuant to any Terms Agreement shall be made as agreed to between the Company and such Agent as set forth in the Terms Agreement, no later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the Terms Agreement.

                 Unless otherwise indicated in the applicable pricing supplement, any Note sold to an Agent as principal shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule I hereto, and may be resold by such Agent to investors and other purchasers from time to time in one or more transactions at varying prices





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determined at the time of sale, or at a fixed public offering price, if so agreed. In addition, such Agent may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by it as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers or dealers.

                 (h) Other Activities of Agents. The Company acknowledges that nothing in this Agreement shall prohibit any Agent from (i) acting as broker for the sale of Notes by customers other than the Company, (ii) soliciting the sale of Notes through the Agent as broker for the seller, soliciting the sale of Notes to the Agent as principal and soliciting offers to buy Notes, (iii) purchasing Notes, and (iv) offering and selling as principal for its own account Notes which the Agent has purchased.

                 (i) Reliance. The Company and each Agent agree that any Notes purchased by the Agents shall be purchased, and any Notes the placement of which an Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

                 2. Representations and Warranties of the Company and MCN. Each of the Company and MCN jointly and severally represents and warrants to, and agrees with, each of the Agents that:

                 (a) Each of the Company and MCN meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and have filed with the Securities and Exchange Commission (the "Commission"), as co-registrants, a registration statement on such form (File No. 333-01523) for the registration under the Act of the Company's debt securities, including the Notes, and the obligations pursuant to the Support Agreement which registration statement was declared effective on March 27, 1996. The Company may from time to time file with the Commission additional registration statements for the registration of additional amounts of debt securities. At the time of the offer and sale of any Note pursuant to this Agreement, such Note shall be registered pursuant to an effective registration statement under the Act. Each registration statement under which Notes are offered or sold pursuant to this Agreement at the date hereof and at the date of such offer and sale meets and will meet the requirements set forth in Rule 415(a)(1)(x) under the Act and complies and will comply in all other material respects with said Rule. "Registration Statement" shall mean, as of any date, each effective registration statement relating to debt securities pursuant to which Notes are or may then be offered or sold, including incorporated documents, exhibits and financial statements, as amended at such date. "Prospectus" shall mean the form of prospectus relating to debt securities contained in the





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Registration Statement.  The term "Preliminary Prospectus" as used herein means a prospectus filed as part of any post-effective amendment to the Registration Statement prior to the effective date of such post-effective amendment, as contemplated in Rule 430 under the Act. The Company has included and will include in each such Registration Statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of Prospectus included in each such Registration Statement relating to the Notes and prior to any such filing will advise each Agent of all further information (financial and other) with respect to the Company to be set forth therein. The Prospectus so supplemented from time to time is hereinafter called the "Note Prospectus". Any reference herein to the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Note Prospectus, as amended and supplemented, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, or the issue date of such Preliminary Prospectus, the Prospectus, or the Note Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration
Statement, any Preliminary Prospectus, the Prospectus, or the Note Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any Preliminary Prospectus, the Prospectus, or the Note Prospectus, as the case may be, deemed to be incorporated therein by reference and (ii) with respect to the Registration Statement, the filing of any additional registration statement relating to debt securities if Notes are to be offered or sold under such additional registration statement.

                 (b) When the Registration Statement became effective, when any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus (other than a supplement specifying the terms of the debt securities other than the Notes) or the Note Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, on each day during an Offering Period, and at the time of each delivery of Notes to (i) any purchaser or his Agent whose offer to purchase such Notes was delivered to the Company during an Offering Period and (ii) any Agent purchasing such Notes as principal pursuant to a Terms Agreement (each such time referenced above being referred to herein as a "Representation Date"):

                   (i) No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose has been initiated or, to the knowledge of the Company or MCN, threatened by the Commission;





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                  (ii)    The Company and MCN meet the requirements for the use
         of Form S-3 under the Act. The Registration Statement and the Note Prospectus comply, and any amendments or supplements thereto will comply, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Note Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or MCN by the Agents expressly for use in the Registration Statement or Note Prospectus as amended or supplemented to relate to a particular issuance of the Notes;

                 (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Note Prospectus, or any amendment or supplement thereto, at the time they were or hereafter are filed with the Commission or last amended, as the case may be, complied and will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or MCN by the Agents expressly for use in the Note Prospectus as amended or supplemented to relate to a particular issuance of the Notes;

                  (iv) The financial statements included or incorporated by reference in the Registration Statement and the Note Prospectus, together with the related schedules and notes, present fairly the financial position of MCN and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The ratio of earnings to fixed charges included in





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         the Note Prospectus has been calculated in compliance with Item 503(d)
         of Regulation S-K of the Commission. The selected financial information and the summary financial data included in the Note Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement;

                   (v) Neither the Company, MCN nor any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Note Prospectus any material loss or any material adverse change and no development which could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, otherwise than as set forth in the Note Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Note Prospectus, except as otherwise stated therein,
         (A) there has not been any change in the capital stock or long-term debt including capital lease obligations (other than changes resulting from sinking fund and installment provisions under any long-term debt agreement (scheduled payments on lease obligations) to which the Company, MCN or any of their respective subsidiaries is a party, the terms of the preferred redeemable increased dividend equity securities of MCN, terms of the preferred securities of MCN Michigan Limited Partnership ("MCN Michigan") and purchases in the open market in anticipation thereof or any other changes which changes are not, in the aggregate, material) of the Company or any of its subsidiaries,
         (B) there have been no transactions entered into by the Company, MCN or any of their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company or MCN and their respective subsidiaries considered as one enterprise, (C) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, (D) except for regular quarterly dividends on common stock of MCN in amounts per share that are consistent with past practice and except for the yield enhancement payments on the 8-3/4% Preferred Redeemable Increased Dividend Equity Securities of MCN in amounts consistent with the terms of such securities, there has been no dividend or distribution of any kind declared, paid or made by MCN on any class of its capital stock and (E) except for monthly dividends on the 9 3/8% Cumulative Preferred Securities, Series A of MCN Michigan in amounts per preferred security that are consistent with past practice, there has been no dividend or distribution of any





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         kind declared, paid or made by MCN Michigan on any series of its preferred securities;

                  (vi) Each of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and as described in the Registration Statement and the Note Prospectus and to execute and deliver this Agreement and to perform their obligations hereunder; and neither the Company nor MCN owns or leases property or conducts any business so as to require qualification as a foreign corporation for the transaction of business in any jurisdiction where it is not qualified to transact business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise;

                 (vii) Each subsidiary of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Note Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise; all of the issued and outstanding shares of capital stock of each such subsidiary has been duly authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company or MCN, as the case may be, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                (viii) Each of the Company and MCN has an authorized capitalization as set forth in the Note Prospectus, and all of the issued and outstanding shares of capital stock of the Company and MCN have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (ix) Each of the Company, MCN and their respective subsidiaries has good and marketable title to all material





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         real and personal property owned by each of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or Note Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company, MCN or their respective subsidiaries, respectively; and any real property and buildings held under lease by the Company or MCN and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, MCN or their respective subsidiaries, respectively; the pipeline, distribution main and underground gas storage easements enjoyed by the subsidiaries of Company and MCN, respectively, are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the subsidiaries of Company or MCN, respectively; the Company, MCN and their respective subsidiaries possess all licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies which are necessary for the ownership or lease of the properties owned or leased by each of them and for the operation of the business carried on by each of them with such exceptions and any burdensome provisions which, singly or in the aggregate, are not material and do not materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise; all such licenses, franchises, indeterminate permits, certificates, other permits, orders, authorizations, approvals and consents are in full force and effect and except as otherwise set forth in the Registration Statement or Note Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof;

                   (x) The Notes have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement, and when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by (i) the Support Agreement and (ii) the Indenture; the Indenture has been duly and validly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes, and the Support Agreement has been duly and validly authorized, executed and delivered by each of MCN and the Company and





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         constitutes, a valid and legally binding instrument, enforceable against MCN or the Company, as the case may be, in accordance with its terms; the Notes and Indenture will be substantially in the form heretofore delivered to the Agents and conform to the descriptions thereof in the Prospectus as originally filed with the Commission and will conform to the descriptions thereof in the Note Prospectus; the Support Agreement conforms to the description thereof in the Prospectus as originally filed and will conform to the descriptions thereof in the Note Prospectus;

                  (xi) None of the Company, MCN or any of their respective subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the issue and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the execution, delivery and performance by the Company and MCN of this Agreement, the execution, delivery and performance by the Company of the Indenture, the execution, delivery and performance by the Company and MCN of the Support Agreement, the consummation of the transactions herein and therein contemplated, and the compliance by the Company and MCN with their obligations hereunder and thereunder have been duly authorized by all necessary corporate action of the Company and MCN and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or MCN or any of their respective subsidiaries pursuant to the terms of, any statute, indenture, mortgage, deed of trust, loan agreement, note, lease, or other agreement or instrument to which the Company or MCN or any of their respective subsidiaries is a party or by which the Company or MCN or any of their respective subsidiaries is bound or to which any of the properties or assets of the Company or MCN or any of their respective subsidiaries is subject, nor will such action result in a violation of the provisions of the charter or by-laws of the Company or MCN, the charter or by-laws of any of their respective subsidiaries, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or MCN or any of their respective subsidiaries or any of its or their properties; and all consents, approvals, authorizations, orders, registrations or qualifications of or with any court or any such regulatory authority or other governmental body required for the solicitation of offers to purchase the Notes, the issue and sale of the Notes or the consummation of the other transactions contemplated by this Agreement,





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         the Support Agreement or the Indenture including the registration under the Act of the Notes and the qualification of the Indenture under the Trust Indenture Act have been, or will have been prior to the Commencement Date, obtained and are, or will be at the Commencement Date, in full force and effect, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws of any jurisdiction in connection with the solicitation by the Agents of offers to purchase the Notes from the Company and with purchases of the Notes by the Agents as principal, as the case may be, in each case in the manner contemplated hereby;

                 (xii) This Agreement has been duly and validly authorized, executed and delivered by each of the Company and MCN and, upon execution and delivery by the Agents, will constitute a valid and legally binding obligation of the Company and MCN enforceable against the Company and MCN in accordance with its terms;

                (xiii) MCN's obligations under the Support Agreement will rank prior to the equity securities and subordinated indebtedness of MCN and equal with all other unsecured and unsubordinated indebtedness of MCN, whether now or hereafter outstanding;

                 (xiv) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or MCN, threatened, against or affecting the Company or MCN or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Note Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of any transaction contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or MCN or any of their respective subsidiaries is a party or to which any of their respective properties or assets is the subject which are not described in the Registration Statement or the Note Prospectus, including ordinary routine litigation incidental to the business of the Company or MCN or any of their respective subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or MCN or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement, or to any documents incorporated by reference therein, by the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, which have not been so filed;

                  (xv) No labor dispute with the employees of the Company or MCN or any of their respective subsidiaries exists or, to the knowledge of the Company or MCN is imminent; and neither the Company or MCN is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise;

                 (xvi) Deloitte & Touche LLP are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                (xvii) MCN is presently exempt from the provisions of the Public Utility Holding Company Act of 1935 (the "1935 Act") (except
         Section 9(a)(2) thereof) which would otherwise require it to register thereunder;

               (xviii)    Immediately after the sale of the Notes by the
         Company hereunder, the aggregate amount of the Notes which shall have been issued and sold by the Company hereunder and of any debt securities of the Company (other than the Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

                 (xix) None of the Company, MCN or any of their respective subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act");

                  (xx) The Company and MCN are in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba; and

                 (xxi) The Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

                 (c) Any certificate signed by any director or officer of the Company or MCN and delivered to any Agent or to counsel for the Agents in connection with an offering of Notes through such Agent as agent, or the sale of Notes to such Agent as principal shall be deemed a representation and warranty by the Company or MCN, as the case may be, to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

                 3. Covenants of the Company and MCN. Each of the Company and MCN agrees with each Agent that:

                 (a) The Company or MCN will give each Agent advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement, any amendment or supplement to the Prospectus which would create a Note Prospectus, or any amendment or supplement to the Note Prospectus (other than an amendment or supplement providing solely for a change in the interest rate of the Notes and other than a pricing supplement except with respect to the Agent which made or presented the offer to purchase the applicable Note), whether by filing of documents pursuant to the Act, the Exchange Act or otherwise, and will furnish each Agent with copies thereof for its review a reasonable time in advance of such proposed filing or preparation, as the case may be, and will not file any such proposed amendment or supplement or other documents in a form to which any Agent or counsel for the Agents shall reasonably object. Subject to the foregoing sentence, the Company and MCN will promptly cause the Prospectus together with each supplement thereto which would create a Note Prospectus, and each Note Prospectus together with each supplement thereto, to be filed with the Commission pursuant to Rule 424(b) under the Act.

                 (b) The Company and MCN will promptly advise the Agents (i) when any amendment to the Registration Statement shall have become effective,
(ii) of the filing of any amendment or supplement to the Prospectus which creates a Note Prospectus, including the filing of documents incorporated therein by reference, (iii) of the filing of any amendment or supplement to the Note Prospectus, including the filing of documents incorporated therein by reference, (iv) of any request by the Commission for any amendment of the Registration Statement or amendment or supplement to the Prospectus which would create a Note Prospectus, or any amendment of or supplement to the Note Prospectus, or for any additional information or any comments with respect thereto, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for such purpose and (vi) of the receipt by the Company or MCN of any notification with respect to the suspension of the qualification of the Notes for sale in any state or jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and MCN will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will inform you promptly, upon your request, of the aggregate offering price or purchase price of debt securities registered under the Registration Statement that remain unissued, and will promptly advise you to suspend solicitations of orders to purchase Notes at any time when all securities registered under the Registration Statement have been issued.

                 (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Registration Statement or the Note Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Note Prospectus to comply with the Act or the Exchange Act or the rules and regulations of the Commission thereunder, the Company or MCN will immediately notify each Agent, such notice to be confirmed in writing, and, if so notified by the Company or MCN, each Agent shall forthwith suspend solicitation of offers to purchase Notes in the Agents' capacities as agent and cease sales of any Notes any Agent may then own as principal; the Company and MCN promptly will prepare and file with the Commission, subject to subsections (a) and (b) of this Section 3, an amendment or supplement to the Registration Statement or Note Prospectus which will correct such statement or omission or an amendment which will effect such compliance and will supply such amended or supplemented Note Prospectus to each Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to each Agent pursuant to Section 3(i) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to each Agent, each Agent will, upon the filing of such amendment or supplement with the Commission or effectiveness of an amendment to the Registration Statement, resume its obligations to solicit offers to purchase Notes hereunder.

                 (d) MCN will make generally available to its security holders and deliver to each of the Agents as soon as practicable, but not later than 15 months after the end of a fiscal quarter of MCN during which any Notes are sold through or purchased by any of the Agents, a consolidated earnings statement (which need not be audited) of MCN and its subsidiaries for the 12-month period within such 15 months, which earnings statements shall satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including Rule 158 under the Act).

                 (e) The Company and MCN will deliver to (i) each Agent and counsel for the Agents as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as the Agents may reasonably request and (ii) as many copies of the Note Prospectus (as amended or supplemented) as the Agents may reasonably request so long as the Agents are required to deliver a Note Prospectus in connection with sales or solicitations of offers to purchase the Notes.

                 (f) The Company and MCN will prepare, with respect to any Notes to be sold through or to the Agent pursuant to this Agreement, a pricing supplement with respect to such Notes in a form previously approved by the Agent and will file such pricing supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such pricing supplement is first used or such earlier time as such pricing supplement may be required to be filed with the Commission.

                 (g) The Company and MCN will use their best efforts to arrange for the qualification of the Notes for sale under the laws of such jurisdictions as the Agents may designate (provided, however, that neither the Company nor MCN shall be obligated to qualify as a foreign corporation in, or to execute or file any general consent to service of process under the laws of any jurisdiction), will maintain such qualifications in effect so long as required for the distribution of the Notes and will arrange for the determination of the legality of the Notes for purchase by institutional investors.

                 (h) In the event that the Company exercises its right to sell Notes directly on its own behalf, such sales shall be made in compliance with Federal and state securities laws, including those relating to broker-dealer and salesperson registration.

                 (i) The Company and MCN shall furnish to each Agent such documents, certificates of officers of the Company or MCN, and opinions of counsel for the Company or MCN, relating to the business, operations and affairs of the Company or MCN, the Registration Statement and the Note Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Support Agreement, the Procedures and the performance by the Company, MCN and the Agents of their respective obligations hereunder and thereunder as any of the Agents may from time to time prior to the termination of this Agreement reasonably request.

                 (j) The Company and MCN, during the period when the Note Prospectus is required to be delivered under the Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.

                 (k) During the period, if any, specified in the Terms Agreement, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company, other than the Notes, without the prior written consent of the Agents.

                 (l) On or prior to the date on which there shall be released to the general public interim financial statement information related to MCN with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company and MCN shall furnish such information to the Agents, confirmed in writing, and shall cause the Note Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof or as shall be required by the Act or the Exchange Act and the rules and regulations of the Commission thereunder.

                 (m) On or prior to the date on which there shall be released to the general public financial information included in or derived from the audited financial statements of MCN for the preceding fiscal year, the Company and MCN shall cause the Registration Statement and the Note Prospectus to be amended, whether by the filing of documents pursuant to the Exchange Act, the Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the Act or the Exchange Act and the rules and regulations of the Commission thereunder.

                 (n) The Company will use the net proceeds received by it from the sale of the Notes in the manner specified in the Note Prospectus under the caption "Use of Proceeds".

                 4. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes as agent of the Company and to purchase Notes as principal shall be subject to the accuracy of the representations and warranties on the part of the Company and MCN contained herein and to the accuracy of the statements of the Company and MCN made in any certificates pursuant to the provisions hereof, to the performance by the Company and MCN of their respective obligations hereunder and to the following additional conditions precedent:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for that purpose shall then be pending before or, threatened by the Commission.

                 (b) Each Agent shall have received the opinion of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary for MCN, and Vice President, General Counsel and Secretary of the Company, dated the Commencement Date, in form and substance satisfactory to the Agents and their counsel, to the effect that:

                 (i) each of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Note Prospectus and to execute and deliver this Agreement and to perform its obligations hereunder; and neither the Company nor MCN owns or leases property or conducts any business so as to require qualification as a foreign corporation for the transaction of business in any jurisdiction where it is not qualified to transact business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise;

             (ii) Each subsidiary of the Company and MCN has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Note Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise; all of the issued and outstanding shares of capital stock of each such subsidiary has been duly authorized and validly issued, are fully paid and non- assessable and, to the best of such counsel's knowledge all such shares are owned by the Company or MCN, as the case may be, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

            (iii) None of the Company, MCN nor any of their respective subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound; the issue and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the execution, delivery and performance by the Company and MCN of this Agreement, the execution, delivery and performance by the Company of the Indenture, the execution, delivery and performance by the Company and MCN of the Support Agreement, the consummation of the transactions herein and therein contemplated, and the compliance by the Company and MCN with their obligations hereunder and thereunder have been duly authorized by all necessary corporate action of the Company and MCN and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or MCN or any of their respective subsidiaries pursuant to the terms of, any statute, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or MCN or any of their respective subsidiaries is a party or by which the Company or MCN or any of their respective subsidiaries is bound or to which any of the property or assets of the Company or MCN or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or MCN, the charter or by-laws of any of their respective subsidiaries, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or MCN or any of their respective subsidiaries or any of its or their properties; and all consents, approvals, authorizations, orders, registrations or qualifications of or with any court or any such regulatory authority or other governmental body required for the solicitation of offers to purchase the Notes, the issue and sale of the Notes or the consummation of the other transactions contemplated by this Agreement, the Support Agreement or the Indenture, including the registration under the Act of the Notes and the qualification of the Indenture under the Trust Indenture Act have been obtained and are in full force and effect, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws or any jurisdiction in connection with the solicitation by the Agents of offers to purchase the Notes from the Company and with purchases of the Notes by the Agents as principal, as the case may be, in each case in the manner contemplated hereby;

             (iv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference;

              (v) The Company, MCN and their respective subsidiaries possess all licenses, franchises, indeterminate permits, certificates, other permits, authorizations, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by each of them and for the operation of the business carried on by each of them with such exceptions and any burdensome provisions which, singly or in the aggregate, are not material and do not materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise; all such licenses, franchises, indeterminate permits, certificates, other permits, orders, authorizations, approvals and consents are in full force and effect and except as otherwise set forth in the Registration Statement and the Note Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof;

             (vi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to such counsel's knowledge, threatened, against or affecting the Company or MCN or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement or the Note Prospectus (other than as disclosed therein), or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of any transaction contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or MCN or any of their respective subsidiaries is a party or to which any of their respective property or assets is the subject which are not described in the Registration Statement or the Note Prospectus, including ordinary routine litigation incidental to the business of the Company or MCN or any of their respective subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or MCN or any of their respective subsidiaries which are required to be filed as exhibits to the Registration Statement, or to any documents incorporated by reference therein, by the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, which have not been so filed;

            (vii) Each of the Company and MCN has an authorized capitalization as set forth in the Note Prospectus and all of the issued and outstanding shares of capital stock of the Company and MCN have been duly and validly authorized and issued and are fully paid and nonassessable;

           (viii) Each of the Company, MCN and their respective subsidiaries has good and marketable title to all material real and personal property owned by each of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement or Note Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, MCN or their respective subsidiaries, respectively; and any real property and buildings held under lease by the Company, MCN and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, MCN or their respective subsidiaries, respectively;

             (ix) The information in the Note Prospectus under "Use of Proceeds", "Description of the Offered Notes", "MCN Corporation", "MCN Investment Corporation", "Description of Debt Securities" and "Support Agreement", to the extent that they constitute matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects; such counsel has no reason to believe that, as of the effective date of the Registration Statement, either the Registration Statement or the Note Prospectus (or, as of its date, any amendment or supplement thereto made by the Company or MCN prior to the date of such opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, either the Registration Statement or the Note Prospectus (or any such amendment or supplement thereto) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              (x) The Registration Statement is effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or, proceedings therefor instituted or, to the best of such counsel's knowledge, threatened by the Commission; the Registration Statement and the Note Prospectus and any further amendments and supplements thereto prior to the date of such opinion (other than financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder;

             (xi) The documents incorporated or deemed to be incorporated by reference in the Registration Statement or Note Prospectus, or any amendment or supplement thereto, at the time they were filed with the Commission or amended (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), complied as to form in all material respects with the requirements of the Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of the Registration Statement, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading;

           (xii) The Indenture has been duly and validly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws of general applicability relating to or affecting creditors' rights or by general equity principles;

            (xiii) All taxes and fees required to be paid by the laws of the State of Michigan and jurisdictional subdivisions thereof with respect to the execution of the Indenture and the issuance of the Notes have been paid;

             (xiv) The Notes, in the form(s) certified by the Company as of the date hereof, have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement, and when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights or by general equity principles, and each holder of Notes will be entitled to the benefits provided by the Support Agreement and the Indenture; and the Notes, the Indenture and the Support Agreement conform to the descriptions thereof in the Note Prospectus;

            (xv) Each of this Agreement and the Support Agreement has been duly and validly authorized, executed and delivered by each of the Company and MCN;

           (xvi) The Notes, in the form(s) certified by the Company as of the date hereof, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted from the provisions of the Commodity Exchange Act, assuming the accuracy of any certifications of factual matters furnished by the Agents or the Company in connection with the issuance thereof;

          (xvii) MCN is presently exempt from the provisions of the 1935 Act (except Section 9(a)(2) thereof) which would otherwise require it to register thereunder;

            (xviii)       None of the Company, MCN or any of their  respective
         subsidiaries is an "investment company" or under the "control" of an "investment company" as such terms are defined under the 1940 Act; and

             (xix) The Company and MCN are in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba.

              (c)  Each Agent shall have received from LeBoeuf, Lamb, Greene
& MacRae, L.L.P., counsel for the Agents, an opinion, dated the Commencement Date, with respect to the issuance and sale of the Notes, the Indenture, the Registration Statement, the Note Prospectus and other related matters as any of the Agents may reasonably require, and the Company and MCN shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                 (d)  In giving their opinions required by subsections (b) and
(c), respectively, of this Section, Daniel L. Schiffer, Esq. and LeBoeuf, Lamb, Greene & MacRae, L.L.P. shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the time it became effective or at the Commencement Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Note Prospectus (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which counsel need express no opinion), at the Commencement Date, or if such opinion is being delivered in connection with the purchase of Notes by the Agent as principal pursuant to Section 1(g) hereof at the date of any Terms Agreement and at the Purchase Date with respect thereto, as the case may be, included (or includes) an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In giving their opinion, LeBoeuf, Lamb, Greene & MacRae, L.L.P. may rely as to matters of Michigan law upon the opinion of Daniel L. Schiffer, Esq. which opinion shall be in form and substance satisfactory to counsel for the Agents.

                 (e) At the Commencement Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Note Prospectus, as amended and supplemented, or since the date of any agreement by any Agent to purchase Notes as principal, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Company and MCN shall have each furnished to you a certificate of its Chairman of the Board, President or a Vice President, and by its chief financial or accounting officer, dated the Commencement Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Commencement Date, (iii) the Company and MCN, respectively, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Commencement Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to his or her knowledge, threatened by the Commission.

                 (f) At the Commencement Date, each Agent shall have received from Deloitte & Touche LLP a letter dated the Commencement Date in form and substance satisfactory to each Agent, to the effect set forth below and as to such other matters as the Agents may reasonably request, that:

                 (i) They are independent certified public accountants with respect to MCN and its respective subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Note Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations thereunder; and if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of MCN for the periods specified in such letter, as indicated in their reports thereon;

            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of MCN for the five most recent fiscal years included in the Note Prospectus and included or incorporated by reference in MCN's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement and eliminations where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in MCN's Annual Reports on Form 10-K for such fiscal years;

             (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, including a reading of the unaudited consolidated financial statements and other information referred to below, a reading of the latest available unaudited interim consolidated financial statements of MCN and its subsidiaries, inspection of the minute books of MCN and its subsidiaries since the audited consolidated financial statements set forth in MCN's Annual Report on Form 10-K for the most recent year, inquiries of officials of MCN and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) any unaudited consolidated financial statements set forth in MCN's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as they apply to Form 10-Q and the published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements set forth in MCN's Annual Report on Form 10-K for the most recent year ended incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented;

                          (B) any other unaudited income statement data and balance sheet items included in the Note Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented;

                          (C) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Note Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments or eliminations have not been properly applied to the historical amounts in the compilation of those statements;

                          (D) as of a specified date not more than five days prior to the date of delivery of such letter, there have been any decrease or increase in the common stock (except for any increases in connection with any employee benefit, dividend reinvestment or stock purchase plan of the Company) or any increase or decrease in redeemable cumulative preferred securities or long-term debt including capital lease obligations (except for sinking fund and installment requirements under their long- term debt agreements, terms of the preferred securities of MCN Michigan and purchases in the open market in anticipation thereof) or any increase in short-term debt, or any decrease in consolidated common shareholder's equity of MCN and its consolidated subsidiaries (other than periodic dividends declared to stockholders and any decreases pursuant to the terms of the preferred redeemable increase dividend equity securities of
                 MCN), in each case as compared with the corresponding amounts shown in the latest consolidated statement of financial position incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented, except in all instances for increases or decreases which the Note Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter;

                          (E) for the period from the date of the latest consolidated financial statements or consolidating financial statements included or incorporated by reference in the Note Prospectus to the end of the latest period for which consolidated financial statements are available there were any decreases in consolidated operating revenues, operating income, net income or earnings available for common stock of MCN and its consolidated subsidiaries, or any increases in any items specified by the Agents, in each case as compared with the corresponding period in the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Note Prospectus as amended or supplemented, including financial information incorporated by reference, discloses have occurred or may occur or which are described in such letter; and

                          (F) The unaudited consolidated financial statements referred to in Clause (E) are not stated on a basis substantially consistent with the audited consolidated financial statements, incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented.

                 (v) In addition to the limited procedures, inspection of minute books, inquiries and other procedures referred to in clause
         (iii) and (iv) above, they have carried out certain other specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of MCN and its subsidiaries, which appear in the Note Prospectus as amended or supplemented and the Registration Statement, in MCN's Annual Report on Form 10-K for the latest year ended and in any MCN Quarterly Report on

         Form 10-Q since the latest Annual Report on Form 10-K and which are specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of MCN and its subsidiaries and have found them to be in agreement.

                 (g) Other than as set forth or contemplated in the Registration Statement and the Note Prospectus as amended or supplemented (i) neither the Company, MCN nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Note Prospectus as amended or supplemented any material loss or interference with its business; and (ii) since the respective dates as of which information is given in the Registration Statement and the Note Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt including capital lease obligations (other than changes resulting from sinking fund and installment provisions under any long-term debt agreement (scheduled payments on lease obligations) to which the Company, MCN or any of their respective subsidiaries is a party, terms of the preferred securities of MCN Michigan and purchases in the open market in anticipation thereof) or any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries, the effect of which in any such case described in clause (i) or (ii) of this subsection
(g) is in the judgment of the Agents so material and adverse as to make it impracticable or inadvisable to commence or continue the offering of the Notes as contemplated by the Registration Statement or the Note Prospectus.

                 (h) Subsequent to the date of this Agreement (1) no downgrading shall have occurred in the rating accorded the debt securities of the Company or MCN by any "nationally recognized securities rating organization" as that term is defined by the Commission for the purposes of Rule 436(g) of Regulation C, or (2) no review of the rating assigned to any debt securities of the Company or MCN with a view to possible downgrading or with negative implications for the Company or MCN, as the case may be, shall have been announced.

                 (i) The Company and MCN shall have furnished to the Agents and counsel for the Agents, such further information, certificates and documents as the Agents may reasonably request from time to time; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and counsel for the Agents.

                 If any of the conditions specified in this Section 4 shall not have been fulfilled when and as provided in this Agreement (or, at the option of the Agent, any applicable Terms Agreement by the Agent to purchase Notes as principal), or if any of the opinions or certificates mentioned above or elsewhere in this Agreement (or any applicable Terms Agreement) shall not be in all material respects reasonably satisfactory in form and substance to an Agent and its counsel, this Agreement (or any applicable Terms Agreement) with respect to such Agent, and all obligations of such Agent hereunder or thereunder, as the case may be, may be terminated by such Agent by notice to the Company and MCN at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 3(d) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations and indemnities to survive set forth in Section 12 hereof, the provisions relating to governing law set forth in
Section 16 and the provisions relating to successors set forth in Section 14 hereof shall remain in full force and effect.

                 5. Delivery of and Payment for Notes Sold through the Agents. Delivery of Notes sold through the Agent as agent shall be made by the Company to the Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the Agent shall promptly notify the Company and deliver the Note to the Company, and, if the Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to the Agent. If such failure occurred for any reason other than default by the Agent in the performance of its obligations hereunder, the Company will reimburse the Agent for its loss of the use of the funds for the period such funds were credited to the Company's account.

                 6. Additional Covenants of the Company and MCN. Each of the Company and MCN covenants and agrees with each Agent that:

                 (a) Each acceptance by it of an offer for the purchase of Notes (whether to the Agent as principal or through the Agent as agent), and each delivery of Notes to the Agent (whether to the Agent as principal or through the Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company and MCN contained in this Agreement and in any certificate theretofore delivered to the Agent pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to the Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Note Prospectus as amended and supplemented to each such time).

                 (b) Each time that (i) the Registration Statement or the Note Prospectus is amended (which for the purposes of this Section 6 shall include the filing by the Company or MCN of materials incorporated by reference in the Registration Statement or the Note Prospectus) or supplemented (other than by an amendment or supplement relating to any offering of securities other than the Notes or providing solely for the terms of any Notes or for a change deemed immaterial in the reasonable opinion of the Agents), (ii) the Prospectus is supplemented to create a Note Prospectus, (iii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal or (iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company and MCN will each deliver or cause to be delivered forthwith to each Agent a certificate signed by its Chairman of the Board, President or a Vice President, and by its chief financial or accounting officer, dated the date of the effectiveness of such amendment, the date of filing of such supplement or materials, or the date of such sale, as the case may be, in form and substance satisfactory to each Agent, to the effect that the statements contained in the certificate referred to in Section 4(e) that was last furnished to each Agent (either pursuant to Section 4(e) or pursuant to this Section 6(b)) are true and correct at the time of the effectiveness of such amendment (which for the purposes of this Agreement in the case of the filing of materials incorporated by reference shall be the date of the filing of such materials), the filing of such supplement or the date of sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, as amended at the time of effectiveness of such amendment, and to the Prospectus or the Note Prospectus (as the case may be), as amended and supplemented at the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(e) but modified, as necessary, to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus or the Note Prospectus (as the case may be), as amended and supplemented at the date of delivery of such certificate.

                 (c) Each time that (i) the Registration Statement or the Note Prospectus is amended or supplemented (which for the purposes of this Section 6 shall include the filing by the Company or MCN of materials incorporated by reference in the Registration Statement or the Note Prospectus) or supplemented (other than by an amendment or supplement relating to any offering of securities other than the Notes or providing solely for the terms of any Notes or for a change deemed immaterial in the reasonable opinion of the Agents), (ii) the Prospectus is supplemented to create a Note Prospectus, (iii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal, or
(iv) if the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company and MCN shall furnish to or cause to be furnished forthwith to each Agent a written opinion of Daniel L. Schiffer, Esq., Senior Vice President, General Counsel and Secretary of MCN, and Vice President, General Counsel and Secretary of the Company to the effect set forth in Sections 4(b) but modified as necessary to relate to the Registration Statement and the Note Prospectus as amended and supplemented to the time of delivery of such opinion. Any such opinion shall be dated the date of the effectiveness of such amendment, the date of filing of such supplement or materials or the date of such sale, as the case may be, in form and substance satisfactory to each Agent. In lieu of such opinion, such counsel may furnish to each Agent a letter to the effect that each Agent may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement, as amended at the time of the effectiveness of such amendment, and to the Prospectus or the Note Prospectus (as the case may be), as amended and supplemented at the date of delivery of such letter).

                 (d) Each time that (i) the Registration Statement or the Note Prospectus is amended or supplemented to set forth additional financial information or there is filed with the Commission any document incorporated by reference into the Note Prospectus which contains additional financial information or (ii) (if required in connection with the purchase of the Notes by the Agent as principal) the Company sells Notes to an Agent as principal, the Company and MCN shall cause Deloitte & Touche LLP, its independent auditors, forthwith to furnish each Agent with a letter, dated the date of the effectiveness of such amendment, the date of filing of such supplement or document or the date of such sale, as the case may be, in form and substance satisfactory to each Agent, of the same tenor as the portions of the letter referred to in subsections (i), (ii) and (iii) of Section 4(f), but modified to relate to the Registration Statement and Note Prospectus, as amended and supplemented to the date of such letter, and of the same tenor as the portions of the letter referred to in subsections (iv) and (v) of Section 4(f), with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

                 7. Right of Agent Who Agreed to Purchase as Principal to Refuse to Purchase. The Company and MCN agree that any Agent who has agreed to purchase and pay for any Note as principal, shall have the right to refuse to purchase such Note if, at the date of delivery of such Note, either (a) any condition set forth in Section 4 shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries, in each case, considered as one enterprise, shall have occurred the effect of which is, in the judgment of such Agent, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note. Notwithstanding the foregoing, under no circumstances shall any such Agent have any duty or obligation to exercise the judgment permitted to be exercised under this Section 7.

                 8. Indemnification. (a) The Company and MCN jointly and severally agree to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Prospectus or Note Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or to MCN by the Agents expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, Prospectus or Note Prospectus (or any amendment or supplement thereto);

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and MCN; and

            (iii) against any and all expense whatsoever, as incurred (including, the fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

                 (b) Each Agent severally agrees to indemnify and hold harmless the Company, MCN, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or MCN within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, Prospectus or Note Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or to MCN by the Agents expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus, Prospectus or Note Prospectus (or any amendment or supplement thereto).

                 (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 8 is for any reason held to be unavailable to or insufficient to hold harmless the indemnified parties although applicable in accordance with its terms, the Company and MCN, on the one hand, and the Agents, on the other hand, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and MCN, on the one hand, and one or more of the Agents, on the other hand, as incurred, in such proportion so that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent to the date of such liability, and the Company and MCN are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Agent within the meaning of Section 15 of the Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, each director of MCN, each officer of MCN who signed the Registration Statement, and each person, if any, who controls the Company or MCN within the meaning of
Section 15 of the Act shall have the same rights to contribution as the Company.

                 10. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company and MCN will pay all costs and expenses incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing:

                 (a) The preparation, printing and filing of the Registration Statement (including all exhibits thereto) and any amendments and supplements thereto, and any Preliminary Prospectus, Prospectus or Note Prospectus, and any amendments or supplements thereto;

                 (b) The preparation, filing and reproduction of this Agreement;

                 (c) The preparation, printing, issuance and delivery of the Notes, including fees and expenses relating to the use of book-entry notes;

                 (d) The fees and disbursements of the Company's and MCN's accountants and counsel, of the Trustee and its counsel, and of any Calculation Agent;

                 (e) The reasonable fees and disbursements of counsel to the Agents incurred heretofore or hereafter in connection with the offering, purchase and sale of the Notes;

                 (f) The qualification of the Notes under state securities laws, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey;

                 (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Note Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Note Prospectus and any amendments or supplements thereto in connection with solicitation or confirmations of sales of the Notes;

                 (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture relating to the Notes;

                 (i) Any fees charged by rating agencies for the rating of the Notes;

                 (j) The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

                 (k) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

                 (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Company;

                 (m) The cost of providing any CUSIP or other identification numbers for the Notes; and

                 (n) The fees and expenses of any Depositary and any nominees thereof in connection with the Notes.

                 11. Termination. (a) This Agreement (excluding any Terms Agreement hereunder by an Agent to purchase Notes as principal) may be terminated for any reason, at any time either by the Company or by such Agent upon the giving of thirty days' written notice of such termination to such Agent or the Company, as the case may be.

                 (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Agent purchasing thereunder, immediately upon notice given to the Company and MCN prior to the close of business on the Purchase Date relating thereto (i) if there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or MCN and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or (iii) if trading in the Common Stock of MCN has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Michigan authorities or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company or MCN as of the date of any applicable principal purchase shall have been lowered since that date or if any such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or MCN, or (v) if there shall have come to the Agent's attention any facts that would cause the Agent to believe that the Note Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement or a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

                 (c) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except that (i) each Agent shall be entitled to any commission earned in accordance with Section 1(c) hereof, (ii) if at the time of termination (A) any Agent shall own any Notes purchased by it as principal with the intention of reselling them or (B) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 3 and 6 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 3(d) hereof, the provisions of Sections 8, 9, 10, 12, 14 and 16 hereof shall remain in full force and effect.

                 12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other certificates of officers of the Company and MCN set forth in or made pursuant hereto or thereto will remain in full force and effect, regardless of any investigation made by or on behalf of any Agent or the Company or MCN or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for any of the Notes.

                 13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agents, will be mailed, delivered, telecopied or telegraphed and confirmed to it at the address specified in Schedule II hereto, or, if sent to the Company or MCN, will be mailed, delivered or telegraphed and confirmed to it, at 500 Griswold Street, Detroit,

Michigan 48226, attention of the Secretary with a copy to the Treasurer.

                 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the officers and directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder. The term "successors and assigns" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Notes from the Agents.

                 15. Counterparts. This Agreement may be executed in counterparts all of which, taken together, shall constitute a single agreement among the parties to such counterparts.

                 16. Governing Law; Forum. This Agreement will be governed by and construed in accordance with the laws of the State of New York. Any suit, action or proceeding brought by the Company against any Agent in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each Agent.

                                  Very truly yours,

                                  MCN INVESTMENT CORPORATION


                                  By: /s/ Sebastian Coppola
                                     ------------------------------
                                     Name: Sebastian Coppola
                                     Title: Vice President and
                                            Treasurer

                                  MCN CORPORATION


                                  By: /s/ Sebastian Coppola
                                     ------------------------------
                                     Name: Sebastian Coppola
                                     Title: Vice President and
                                            Treasurer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:       /s/ Anthony V. Leness
         --------------------------------
         Name: Anthony V. Leness
         Title: Managing Director

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

By:  /s/ Saundra L. Gulley
    ----------------------------------
    Name: Saundra L. Gulley
    Title: Senior Vice President

SALOMON BROTHERS INC


By:  /s/ Pamela Kendall
    ---------------------------------
    Name: Pamela Kendall
    Title: Vice President

SMITH BARNEY INC.


By:  /s/ Michael P. Hynes
    ---------------------------------
    Name: Michael P. Hynes
    Title: Managing Director

                                   SCHEDULE I

                           MCN INVESTMENT CORPORATION

                          Medium-Term Notes, Series B
                              Commission Schedule

Maturity Ranges                                Commission Rate
- ---------------                                ---------------
More than 9 months to less than 1 year              .125%

1 year to less than 18 months                       .150

18 months to less than 2 years                      .200

2 years to less than 3 years                        .250

3 years to less than 4 years                        .350

4 years to less than 5 years                        .450

5 years to less than 6 years                        .500

6 years to less than 7 years                        .550

7 years to less than 8 years                        .600

8 years to less than 9 years                        .600

9 years to less than 10 years                       .600

10 years to less than 15 years                      .625

15 years to less than 20 years                      .700

20 years to 30 years                                .750

Beyond 30 years                                To be negotiated

                                  SCHEDULE II


                         ADDRESS FOR NOTICES TO AGENTS


Notices to Merrill Lynch & Co. shall be directed to it at:

         Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith Incorporated
         World Financial Center, North Tower
         10th Floor
         New York, New York  10281-1310
         Attn: MTN Product Management
         Telephone: (212) 449-7476
         Telecopy: (212) 449-2234


Notices to Donaldson, Lufkin & Jenrette Securities Corporation shall be directed to it at:

         Donaldson, Lufkin & Jenrette
           Securities Corporation
         277 Park Avenue
         New York, New York  10172
         Attn:  Syndicate Department
         Telephone: (212) 892-4807
         Telecopy: (212) 892-4298


Notices to Salomon Brothers Inc shall be directed to it at:

         Salomon Brothers Inc
         Seven World Trade Center
         New York, New York  10048
         Attn:  MTN Documentation
         Telephone:  (212) 783-5897
         Telecopy:  (212) 783-2274


Notices to Smith Barney Inc. shall be directed to it at:

         Smith Barney Inc.
         390 Greenwich Street -- 4th Floor
         New York, New York  10013
         Attn: MTN Product Management/Origination -- Mark R. Meyer
         Telephone: (212) 723-5123
         Telecopy: (212) 723-8854

                                                                       EXHIBIT A



                           MCN INVESTMENT CORPORATION

                           ADMINISTRATIVE PROCEDURES

                          MEDIUM-TERM NOTES, SERIES B

                                  MAY 6, 1996

                 Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the "Notes") are to be offered on a continuing basis by MCN Investment Corporation, a Michigan corporation (the "Company"), to or through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Salomon Brothers Inc (each an "Agent" and, collectively, the "Agents"), pursuant to a Distribution Agreement dated May 6, 1996 (the "Distribution Agreement") between the Company, MCN Corporation ("MCN") and the Agents. The Distribution Agreement provides both for the sale of Notes by the Company to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the related Agent or Agents) in which case the Agents will act as agents of the Company in soliciting Note purchases. The Notes will have the benefit of a Support Agreement dated as of September 1, 1995 between the Company and MCN.

                 Unless otherwise agreed by the related Agent or Agents and the Company, Notes will be purchased by the related Agent or Agents as principal. Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Company (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Company). If agreed upon by any Agent or Agents and the Company, such Agent or Agents, acting solely as agent or agents for the Company and not as principal, will use reasonable efforts to solicit offers to purchase the Notes. Only those provisions in these Administrative Procedures that are applicable to the particular role that an Agent will perform shall apply.

                 The Notes will be issued as a series of securities pursuant to an Indenture, dated as of September 1, 1995 (the "Indenture"), between the Company and NBD Bank, as trustee, with respect to the Notes (the "Trustee").
In accordance with the provisions of the Indenture, NBD Bank has been duly appointed by the Company as Transfer Agent and Paying Agent, in each case with respect to the Notes.

                 A Registration Statement (the "Registration Statement", which term shall include any additional registration statements or amendments thereto filed in connection with the Notes as provided in the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The most recent base Prospectus included in the Registration Statement, as supplemented with respect to the Notes, is herein referred to as the "Prospectus". The most recent supplement to the Prospectus setting forth the purchase price, interest rate, maturity date and other terms of the Notes (as applicable) is herein referred to as the "Pricing Supplement".

                 The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser. Owners of beneficial interests in Notes issued in book-entry form will be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

                 General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Notes issued in book- entry form will be issued in accordance with the procedures set forth in Part II hereof and Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

                         PART I:  PROCEDURES OF GENERAL
                                 APPLICABILITY



Date of Issuance/Authentication:                  Each Note will be dated as of
                                                  the date of its
                                                  authentication by the
                                                  Trustee.  Each Note shall
                                                  also bear an original issue
                                                  date (the "Original Issue
                                                  Date").  The Original Issue
                                                  Date shall remain the same
                                                  for all Notes subsequently
                                                  issued upon transfer,
                                                  exchange or substitution of
                                                  an original Note regardless
                                                  of their dates of
                                                  authentication.

Maturities:                                       Each Note will mature on a
                                                  date selected by the investor
                                                  or other purchaser and
                                                  agreed to by the Company, or
                                                  selected by the Company and
                                                  agreed to by the investor or
                                                  other purchaser from nine
                                                  months or more from its
                                                  Original Issue Date.

Registration:                                     Unless otherwise provided in
                                                  the applicable Pricing
                                                  Supplement, Notes will be
                                                  issued only in fully
                                                  registered form.

Denominations:                                    Unless otherwise provided in
                                                  the applicable Pricing
                                                  Supplement, Notes will be
                                                  issued in denominations of
                                                  $1,000 or any integral
                                                  multiple of $1,000 in excess
                                                  thereof.

Base Rates applicable
  to Floating Rate
  Notes:                                          Unless otherwise provided in
                                                  the applicable Pricing
                                                  Supplement, Floating Rate
                                                  Notes (except for certain
                                                  Original Issue Discount
                                                  Notes) will bear interest at
                                                  a rate or rates determined by
                                                  reference to the CD Rate ("CD
                                                  Rate Notes"), the Commercial
                                                  Paper Rate ("Commercial Paper
                                                  Rate Notes"), LIBOR ("LIBOR
                                                  Notes"), the Prime Rate
                                                  ("Prime Rate Notes"), the
                                                  Federal Funds Rate ("Federal
                                                  Funds Rate Notes"), the
                                                  Treasury Rate ("Treasury Rate
                                                  Notes"), or such other
                                                  interest
                                                  rate basis or formula as may
                                                  be set forth in applicable
                                                  Pricing Supplement, or by
                                                  reference to two or more such
                                                  rates, as adjusted by the
                                                  Spread and/or Spread
                                                  Multiplier, if any,
                                                  applicable to such Floating
                                                  Rate Notes.

Redemption/Repayment:                             The Notes will be subject to
                                                  repayment at the option of
                                                  the Holders thereof in
                                                  accordance with the terms of
                                                  the Notes on their respective
                                                  Repayment Dates, if any.
                                                  Repayment Dates, if any, will
                                                  be fixed at the time of sale
                                                  and set forth in the
                                                  applicable Pricing Supplement
                                                  and in the applicable Note.
                                                  If no Repayment Dates are
                                                  indicated with respect to a
                                                  Note, such Note will not be
                                                  repayable at the option of
                                                  the Holder prior to its
                                                  Stated Maturity.

                                                  The Notes will be subject to
                                                  redemption by the Company on
                                                  and after their respective
                                                  Redemption Dates, if any.
                                                  Redemption Dates, if any,
                                                  will be fixed at the time of
                                                  sale and set forth in the
                                                  applicable Pricing Supplement
                                                  and in the applicable
                                                  Note.  If no Redemption Dates
                                                  are indicated with respect to
                                                  a Note, such Note will not be
                                                  redeemable prior to its
                                                  Stated Maturity.

Calculation of
  Interest:                                       In case of Fixed Rate Notes,
                                                  interest (including payments
                                                  for partial periods) will
                                                  be calculated and paid on the
                                                  basis of a 360-day year of
                                                  twelve 30-day months.

                                                  The interest rate on each
                                                  Floating Rate Note will be
                                                  calculated by reference to
                                                  the specified Base Rate or
                                                  Rates in either case plus or
                                                  minus the applicable Spread,
                                                  if any, and/or multiplied by
                                                  the applicable Spread
                                                  Multiplier, if any.

                                                  Unless otherwise provided in
                                                  the applicable Pricing
                                                  Supplement, interest on each
                                                  Floating Rate Note will be
                                                  calculated by multiplying its
                                                  face amount by an accrued
                                                  interest factor.  Such
                                                  accrued interest factor is
                                                  computed by adding the
                                                  interest factor calculated
                                                  for each day in the period
                                                  for which accrued interest is
                                                  being calculated.

                                                  Unless otherwise specified in
                                                  the applicable Pricing
                                                  Supplement, the interest
                                                  factor for each such day is
                                                  computed by dividing the
                                                  interest rate applicable to
                                                  such day by 360 in the case
                                                  of CD Rate Notes, Commercial
                                                  Paper Rate Notes, Federal
                                                  Funds Rate Notes, LIBOR Notes
                                                  or Prime Rate Notes, or by
                                                  the actual number of days in
                                                  the year in the case of
                                                  Treasury Rate Notes.  Unless
                                                  otherwise specified in an
                                                  applicable Pricing
                                                  Supplement, the interest
                                                  factor for Notes for which
                                                  the interest rate is
                                                  calculated with reference to
                                                  two or more Base Rates will
                                                  be calculated in each period
                                                  in the same manner as if only
                                                  the lowest of the applicable
                                                  Base Rates applied.

Interest:                                         General. Each Note will bear
                                                  interest in accordance with
                                                  its terms. Unless otherwise
                                                  provided in an applicable
                                                  Pricing Supplement, interest
                                                  on each Note will accrue from
                                                  the   Original Issue Date of
                                                  such Note for the first
                                                  interest period and from the
                                                  most recent Interest Payment
                                                  Date to which interest has
                                                  been paid for all subsequent
                                                  interest periods.  Each
                                                  payment of interest will
                                                  include interest accrued
                                                  through the day preceding, as
                                                  the case may be, the Interest
                                                  Payment Date (provided that
                                                  in the case of Floating Rate
                                                  Notes which reset daily or
                                                  weekly, unless otherwise
                                                  specified on the applicable
                                                  Note,
                                                  interest payments will
                                                  include interest accrued from
                                                  and including the date of
                                                  issue or from but excluding
                                                  the last Record Date to which
                                                  interest has been paid, as
                                                  the case may be, through and
                                                  including the Record Date
                                                  next preceding the related
                                                  Interest Payment Date), the
                                                  Stated Maturity, any
                                                  Redemption Date or any
                                                  Repayment Date (each Stated
                                                  Maturity, Redemption Date or
                                                  Repayment Date is referred to
                                                  herein as "Maturity").
                                                  Interest payable at Maturity
                                                  will be payable to the Person
                                                  to whom the principal of such
                                                  Note is payable.  If an
                                                  Interest Payment Date with
                                                  respect to any Fixed Rate
                                                  Note falls on a day that is
                                                  not a Business Day, the
                                                  payment of interest required
                                                  to be made on such Interest
                                                  Payment Date need not be made
                                                  on such day, but may be made
                                                  on the next succeeding
                                                  Business Day with the same
                                                  force and effect as if made
                                                  on such Interest Payment Date
                                                  and no interest shall accrue
                                                  on such payment for the
                                                  period from and after such
                                                  Interest Payment Date.  If an
                                                  Interest Payment Date (other
                                                  than at Maturity) with
                                                  respect to any Floating Rate
                                                  Note would otherwise fall on
                                                  a day that is not a Business
                                                  Day, such Interest Payment
                                                  Date will be the following
                                                  day that is a Business Day,
                                                  except that in the case of a
                                                  LIBOR Note (or a Note for
                                                  which LIBOR is an applicable
                                                  Base Rate), if such day falls
                                                  in the next succeeding
                                                  calendar month, such Interest
                                                  Payment Date will be the
                                                  preceding day that is a
                                                  Business Day.  If the date of
                                                  Maturity of a Note is not a
                                                  Business Day, the payment of
                                                  principal and interest due on
                                                  such day shall be made on the
                                                  next succeeding Business Day
                                                  and no interest shall accrue
                                                  on such payment for the
                                                  period from and after such
                                                  Maturity.  For additional
                                                  special provisions
                                                  relating to Floating Rate
                                                  Notes, see the Prospectus and
                                                  the applicable Pricing
                                                  Supplement.

                                                  Record Dates.  Unless
                                                  otherwise indicated in an
                                                  applicable Pricing
                                                  Supplement, the Record Date
                                                  with respect to any Interest
                                                  Payment Date for a Floating
                                                  Rate Note shall be the date
                                                  15 calendar days (whether or
                                                  not a Business Day) preceding
                                                  such Interest Payment Date.
                                                  Unless otherwise
                                                  indicated in an applicable
                                                  Pricing Supplement, the
                                                  Record Date with respect to
                                                  any Interest Payment Date for
                                                  a Fixed Rate Note will be the
                                                  close of business on February
                                                  15 next preceding a March 1
                                                  Interest Payment Date or
                                                  August 15 next preceding a
                                                  September 1 Interest Payment
                                                  Date.

                                                  Interest Payment Dates.
                                                  Interest payments will be
                                                  made on each Interest Payment
                                                  Date commencing with the
                                                  first Interest Payment Date
                                                  following the Original Issue
                                                  Date; provided, however, the
                                                  first payment of interest on
                                                  any Note originally issued
                                                  between a Record Date and an
                                                  Interest Payment Date will
                                                  occur on the Interest Payment
                                                  Date following the next
                                                  Record Date.

                                                  Fixed Rate Notes.  Unless
                                                  otherwise provided in an
                                                  applicable Fixed Rate
                                                  Note, interest payments on
                                                  Fixed Rate Notes will be made
                                                  semiannually on March 1 and
                                                  September 1 of each year and
                                                  at Maturity.

                                                  Floating Rate Notes.
                                                  Interest payments on Floating
                                                  Rate Notes will be made as
                                                  specified in the related
                                                  Floating Rate Note and
                                                  Pricing Supplement.

Acceptance and
  Rejection of Offers
  from Solicitation
  as Agents:                                      If agreed upon by any Agent
                                                  and the Company, such Agent
                                                  acting solely as agent for
                                                  the Company and not as
                                                  principal will solicit
                                                  purchases of the Notes.  Each
                                                  Agent will communicate to
                                                  the Company, orally or in
                                                  writing, each reasonable
                                                  offer to purchase Notes
                                                  solicited by such Agent on an
                                                  agency basis, other than
                                                  those offers rejected by such
                                                  Agent.  Each Agent has the
                                                  right, in its discretion
                                                  reasonably exercised, to
                                                  reject any proposed purchase
                                                  of Notes, as a whole or in
                                                  part, and any such rejection
                                                  is not deemed a breach of the
                                                  Agent's agreement contained
                                                  in the Distribution
                                                  Agreement.  The Company has
                                                  the sole right to accept or
                                                  reject any proposed purchase
                                                  of the Notes, in whole or in
                                                  part, and any such rejection
                                                  is not deemed a breach of the
                                                  Company's agreement contained
                                                  in the Distribution
                                                  Agreement.  Each Agent has
                                                  agreed to make reasonable
                                                  efforts to assist the Company
                                                  in obtaining performance by
                                                  each purchaser whose offer to
                                                  purchase Notes has been
                                                  solicited by such Agent and
                                                  accepted by the Company.

Preparation of
  Pricing Supplement:                             If any offer to purchase a
                                                  Note is accepted by the
                                                  Company, the Company will
                                                  promptly prepare a
                                                  Pricing Supplement reflecting
                                                  the terms of such Note and
                                                  will arrange to file it with
                                                  the Commission in accordance
                                                  with Rule 424 under the
                                                  Securities Act of 1933, as
                                                  amended. Information to be
                                                  included in the Pricing
                                                  Supplement shall include:

                                                  1.  the name of the Company;

                                                  2.  the title of the
                                                      securities, including
                                                      series designation, if
                                                      any;

                                                  3.  the date of the Pricing
                                                      Supplement and the dates
                                                      of the Prospectus and
                                                      Prospectus Supplement to
                                                      which the Pricing
                                                      Supplement relates;

                                                  4.  the name of the Offering
                                                      Agent (as hereinafter
                                                      defined);

                                                  5.  whether such Notes are
                                                      being sold to the Offering
                                                      Agent as principal or to
                                                      an investor or other
                                                      purchaser through the
                                                      Offering Agent acting
                                                      as agent for the Company;

                                                  6.  with respect to Notes
                                                      sold to the Offering
                                                      Agent as principal,
                                                      whether such Notes will
                                                      be resold by      the
                                                      Offering Agent to
                                                      investors and other
                                                      purchasers (i) at a fixed
                                                      public offering price of
                                                      a specified percentage of
                                                      their Principal Amount,
                                                      (ii) at varying prices
                                                      related to prevailing
                                                      market prices at the time
                                                      of resale to be
                                                      determined by the
                                                      Offering Agent or (iii)
                                                      at 100% of their
                                                      Principal Amount;

                                                  7.  with respect to Notes
                                                      sold to an investor or
                                                      other purchaser through
                                                      the Offering Agent
                                                      acting as agent for the
                                                      Company, whether such
                                                      Notes will be sold at
                                                      (i) 100% of their
                                                      Principal Amount or (ii)
                                                      at a specified percentage
                                                      of their Principal
                                                      Amount;

                                                  8.  the Offering Agent's
                                                      commission or underwriting
                                                      discount;

                                                  9.  net proceeds to the
                                                      Company;

                                                  10. the Principal Amount,
                                                      Original Issue Date,
                                                      Stated Maturity, Initial
                                                      Redemption Date, if
                                                      any, Initial Redemption
                                                      Percentage, if any,
                                                      Annual

                                                      Redemption Percentage
                                                      Reduction, if any, and
                                                      Optional Repayment Date
                                                      or Dates, if any, and, in
                                                      the case of Fixed Rate
                                                      Notes, the Interest Rate,
                                                      the Interest Payment Date
                                                      or Dates (if other than
                                                      March 1 and September 1
                                                      of each year) and the
                                                      Record Date or Dates (if
                                                      other than February 15
                                                      and August 15 of each
                                                      year), and, in the case
                                                      of Floating Rate Notes,
                                                      the Base Rate or Rates,
                                                      the Index Maturity (if
                                                      applicable), the Initial
                                                      Interest Rate, the
                                                      Maximum Interest Rate, if
                                                      any, the Minimum Interest
                                                      Rate, if any, the
                                                      Interest Payment Date or
                                                      Dates, the Record Date or
                                                      Dates, the Interest Reset
                                                      Date or Dates, the Spread
                                                      and/or Spread Multiplier,
                                                      if any, and the
                                                      Calculation Agent;

                                                  11. the information with
                                                      respect to the terms of
                                                      the Notes set forth below
                                                      (whether or not the
                                                      applicable Note is a
                                                      Book-Entry Note or a
                                                      Certificated Note) under
                                                      "Procedures for Notes
                                                      Issued in Book-Entry Form
                                                      -- Settlement
                                                      Procedures", Part A,
                                                      items 1, 2, 6, 7 and 8;
                                                      and

                                                  12. any other provisions of
                                                      the Notes material to
                                                      investors or other
                                                      purchasers of the Notes
                                                      not otherwise specified
                                                      in the Prospectus or
                                                      Pricing Supplement.

                                                  One copy of such filed
                                                  document will be sent by
                                                  telecopy, or overnight,
                                                  express or special delivery
                                                  (for delivery as soon as
                                                  practicable following the
                                                  sale, but in no event later
                                                  than 11:00 a.m. on the
                                                  Business Day following the
                                                  applicable sale date) to the
                                                  Agent which made or presented
                                                  the offer
                                                  to purchase the applicable
                                                  Note (in such capacity, the
                                                  "Offering Agent") and the
                                                  Trustee at the following
                                                  applicable address: if to
                                                  Merrill Lynch & Co. via
                                                  overnight, express or special
                                                  delivery packages only, to:
                                                  Tritech Services, 40 Colonial
                                                  Drive, Piscataway, New Jersey
                                                  08854, Attention: Prospectus
                                                  Operations/Nachman Kimerling,
                                                  telephone: (908) 885-2768,
                                                  telecopier: (908) 885-2774/
                                                  2775/2776; if to Merrill
                                                  Lynch & Co. via all other
                                                  types of deliveries, to:
                                                  Tritech Services, #4
                                                  Corporate Place, Corporate
                                                  Park 287, Piscataway, New
                                                  Jersey 08854, Attention:
                                                  Prospectus Operations/Nachman
                                                  Kimerling, telephone: (908)
                                                  885-6526, telecopier: (908)
                                                  878-9815; if to Donaldson,
                                                  Lufkin & Jenrette Securities
                                                  Corporation, to: 277 Park
                                                  Avenue, New York, New York
                                                  10172, Attention: Syndicate
                                                  Department, telephone: (212)
                                                  892-3000, telecopier: (212)
                                                  892-7272; if to Salomon
                                                  Brothers Inc, to: 8800 Hidden
                                                  River Parkway, Tampa,
                                                  Florida, 33673, Attention:
                                                  Enrique Castro, telephone:
                                                  (813) 558-7165, telecopier:
                                                  (813) 558-4123; if to Smith
                                                  Barney Inc., to: 388
                                                  Greenwich Street, 34th Floor,
                                                  New York, New York 10013,
                                                  Attention: Andrea Lall,
                                                  telephone: (212) 816-7664,
                                                  telecopier: (212) 816-7912;
                                                  and if to the Trustee, to:
                                                  NBD Bank, 611 Woodward
                                                  Avenue, Detroit, Michigan
                                                  48226, Attention: Joseph
                                                  Weidenbach, telephone: (313)
                                                  225-2211, telecopier: (313)
                                                  225-3420.  For record keeping
                                                  purposes, one copy of each
                                                  Pricing Supplement, as so
                                                  filed, shall also be mailed
                                                  or telecopied to Merrill
                                                  Lynch & Co., Merrill Lynch,
                                                  Pierce, Fenner & Smith
                                                  Incorporated, World Financial
                                                  Center, North Tower, 10th
                                                  Floor, New York, New York,
                                                  10281-1310, Attention: MTN
                                                  Product Management,
                                                  telephone: (212) 449-7476,
                                                  telecopier: (212) 449-2234
                                                  and Smith Bareny Inc., 390
                                                  Greenwich Street -- 4th
                                                  Floor, New York, New York
                                                  10013, Attention: MTN Product
                                                  Management/Origination --
                                                  Mark R. Meyer, telephone:
                                                  (212) 723-5123, telecopier:
                                                  (212) 723-8854.  One copy of
                                                  each such Pricing Supplement
                                                  shall also be mailed or
                                                  telecopied to the Agents'
                                                  counsel at LeBoeuf, Lamb,
                                                  Greene & MacRae, L.L.P., 125
                                                  West 55th Street, New York,
                                                  New York  10019- 5389,
                                                  Attention: William S. Lamb,
                                                  Esq., telephone: (212)
                                                  424-8170, telecopier: (212)
                                                  424-8500.

                                                  Outdated Pricing Supplements,
                                                  and the supplemented
                                                  Prospectuses to which
                                                  they are attached (other than
                                                  those retained for files)
                                                  will be destroyed.

Settlement:                                       The receipt of immediately
                                                  available funds by the
                                                  Company in payment for a Note
                                                  and the authentication and
                                                  delivery of such Note shall,
                                                  with  respect to such Note,
                                                  constitute "settlement".
                                                  Offers accepted by the
                                                  Company will be settled in
                                                  three Business Days, unless
                                                  the purchaser and the Company
                                                  agree to settlement on
                                                  another day to the extent
                                                  permitted by Rule 15c6-1
                                                  under the Securities Exchange
                                                  Act of 1934 (the "Exchange
                                                  Act"), pursuant to the
                                                  timetable for settlement set
                                                  forth in Parts II and III
                                                  hereof under "Settlement
                                                  Procedures" with respect to
                                                  Book- Entry Notes and
                                                  Certificated Notes,
                                                  respectively (each such date
                                                  fixed for settlement is
                                                  hereinafter referred to as a
                                                  "Settlement Date").  If
                                                  procedures A and B of the
                                                  applicable Settlement
                                                  Procedures with respect to a
                                                  particular offer are not
                                                  completed on or before the
                                                  time set forth under the
                                                  applicable "Settlement
                                                  Procedures Timetable", such
                                                  offer shall not be settled
                                                  until the Business Day
                                                  following the
                                                  completion of settlement
                                                  procedures A and B or such
                                                  later date as the
                                                  purchaser and the Company
                                                  shall agree to the extent
                                                  permitted by Rule 15c6-1 the
                                                  Exchange Act.

                                                  The foregoing settlement
                                                  procedures may be modified,
                                                  with respect to any purchase
                                                  of Notes by an Agent
                                                  as principal, if so agreed by
                                                  the Company and such Agent.



Procedure for Changing
  Rates or Other
  Variable Terms:                                 When a decision has been
                                                  reached to change the
                                                  interest rate or any other
                                                  variable term on any Notes
                                                  being sold by the Company,
                                                  the Company will promptly
                                                  advise the Agents and the
                                                  Trustee by facsimile
                                                  transmission and the Agents
                                                  will forthwith suspend
                                                  solicitation of offers to
                                                  purchase such Notes.  The
                                                  Agents will telephone the
                                                  Company with recommendations
                                                  as to the changed interest
                                                  rates or other variable
                                                  terms.  At such time as the
                                                  Company advises the Agents
                                                  and the Trustee by facsimile
                                                  transmission of the new
                                                  interest rates or other
                                                  variable terms, the Agents
                                                  may resume solicitation of
                                                  offers to purchase such
                                                  Notes.  Until such time only
                                                  "indications of interest" may
                                                  be recorded.  Immediately
                                                  after acceptance by the
                                                  Company of an offer to
                                                  purchase Notes at a new
                                                  interest rate or new variable
                                                  term, the Company, the
                                                  Offering Agent and the
                                                  Trustee shall follow the
                                                  procedures set forth under
                                                  the applicable "Settlement
                                                  Procedures".

Suspension of
  Solicitation;
  Amendment or
  Supplement:                                     The Company may instruct the
                                                  Agents to suspend
                                                  solicitation of offers
                                                  to purchase Notes at any
                                                  time.  Upon receipt of such
                                                  instructions,
                                                  the Agents will forthwith
                                                  suspend solicitation of
                                                  offers to purchase from the
                                                  Company until such time as
                                                  the Company has advised them
                                                  that solicitation of offers
                                                  to purchase may be resumed.
                                                  If the Company decides to
                                                  amend or supplement the
                                                  Registration Statement or the
                                                  Prospectus (other than to
                                                  establish or change interest
                                                  rates, maturities, prices or
                                                  other similar variable terms
                                                  with respect to the Notes),
                                                  it will promptly advise the
                                                  Agents and will furnish the
                                                  Agents and their counsel with
                                                  copies of the proposed
                                                  amendment or supplement.  One
                                                  copy of such filed document,
                                                  along with a copy of the
                                                  cover letter sent to the
                                                  Commission, will be delivered
                                                  or mailed to the Agents,
                                                  their counsel and the Trustee
                                                  at the following respective
                                                  addresses:  to Merrill Lynch
                                                  & Co. at MTN Product
                                                  Management, Merrill Lynch &
                                                  Co., Merrill Lynch World
                                                  Headquarters, North Tower,
                                                  World Financial Center, 10th
                                                  Floor, New York, New York
                                                  10281- 1310, telephone: (212)
                                                  449-7476, telecopier: (212)
                                                  449- 2234; to Donaldson,
                                                  Lufkin & Jenrette Securities
                                                  Corporation at 277 Park
                                                  Avenue, New York, New York
                                                  10172, Attention: Syndicate
                                                  Department, telephone: (212)
                                                  892-3000, telecopier: (212)
                                                  892-7272 to Salomon Brothers
                                                  Inc, Seven World Trade
                                                  Center, New York, New York
                                                  10048, Attention: MTN
                                                  Documentation, telephone:
                                                  (212) 783-5897, telecopier:
                                                  (212) 783-2274; to Smith
                                                  Barney Inc., at 390 Greenwich
                                                  Street -- 4th Floor, New
                                                  York, New York 10013,
                                                  Attention: MTN Product
                                                  Management/Origination --
                                                  Mark R. Meyer, telephone:
                                                  (212) 723-5123, telecopier:
                                                  (212) 723-8854; and the
                                                  Trustee at NBD Bank, 611
                                                  Woodward Avenue, Detroit,
                                                  Michigan 48226, Attention:
                                                  Joseph Weidenbach, telephone:
                                                  (313) 225-2211, telecopier:
                                                  (313) 225-3420.  For record
                                                  keeping purposes, one
                                                  copy of each such document,
                                                  as so filed, shall also be
                                                  mailed or telecopied to the
                                                  Agents' counsel at LeBoeuf,
                                                  Lamb, Greene & MacRae,
                                                  L.L.P., 125 West 55th Street,
                                                  New York, New York
                                                  10019-5389, Attention:
                                                  William S. Lamb, Esq.,
                                                  telephone:  (212) 424-8170,
                                                  telecopier: (212) 424-8500.

                                                  In the event that at the time
                                                  the solicitation of offers to
                                                  purchase from the Company is
                                                  suspended (other than to
                                                  establish or change interest
                                                  rates, maturities, prices or
                                                  other similar variable terms
                                                  with respect to the Notes)
                                                  there shall be any offers to
                                                  purchase Notes that have been
                                                  accepted by the Company which
                                                  have not been settled, the
                                                  Company will promptly advise
                                                  the Agents and the Trustee
                                                  whether such offers may be
                                                  settled and whether copies of
                                                  the Prospectus as theretofore
                                                  amended and/or supplemented
                                                  as in effect at the time of
                                                  the suspension may be
                                                  delivered in connection with
                                                  the settlement of such
                                                  offers.  The Company will
                                                  have the sole responsibility
                                                  for such decision and for any
                                                  arrangements which may be
                                                  made in the event that the
                                                  Company determines that such
                                                  offers may not be settled or
                                                  that copies of such
                                                  Prospectus may not be so
                                                  delivered.

Delivery of Prospectus
  and applicable
  Pricing Supplement:                             A copy of the most recent
                                                  Prospectus and applicable
                                                  Pricing Supplement must
                                                  accompany or precede the
                                                  earlier of (a) the written
                                                  confirmation of a sale sent
                                                  to an investor or other
                                                  purchaser or its agent and
                                                  (b) the delivery of Notes
                                                  to an investor or other
                                                  purchaser or its agent.

Authenticity of
  Signatures:                                     The Agents will have no
                                                  obligations or liability to
                                                  the Company or the

                                                  Trustee in respect of the
                                                  authenticity  of the
                                                  signature of any officer,
                                                  employee or agent of the
                                                  Company or the Trustee on
                                                  any Note.

Documents Incorporated
  by Reference:                                   The Company shall supply the
                                                  Agents with an adequate
                                                  supply of all documents
                                                  incorporated by reference in
                                                  the Registration Statement.

Business Day:                                     As used herein, "Business
                                                  Day" means, unless otherwise
                                                  specified in the applicable
                                                  Pricing Supplement, any day
                                                  other than a Saturday or
                                                  Sunday which is not a day on
                                                  which banking institutions or
                                                  trust companies in The City
                                                  of New York are authorized or
                                                  required by law or regulation
                                                  or executive order to close
                                                  and, with respect to Notes as
                                                  to which LIBOR is an
                                                  applicable Interest Rate
                                                  Basis, is also a London
                                                  Business Day.  As used
                                                  herein, "London Business Day"
                                                  means any day on which
                                                  dealings in deposits in U.S.
                                                  dollars are transacted in the
                                                  London interbank market.


                     PART II:   PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM


                 In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC, dated May 6, 1996, and a Certificate Agreement, dated March 28, 1990, between the
Trustee and DTC, as amended (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                         All Fixed Rate Notes issued in
                                                  book-entry form having the
                                                  same Original Issue Date,
                                                  Interest Rate, Day Count
                                                  Convention, redemption and/or
                                                  repayment terms, if any, and
                                                  Stated Maturity
                                                  (collectively, the

                                                  "Fixed Rate Terms") will be
                                                  represented initially by a
                                                  single global security in
                                                  fully registered form without
                                                  coupons (each, a "Book-Entry
                                                  Note"); and all Floating Rate
                                                  Notes issued in book-entry
                                                  form having the same Original
                                                  Issue Date, formula for the
                                                  calculation of interest, and
                                                  specifying the Base Rate,
                                                  which may be the CD Rate, the
                                                  Commercial Paper Rate, the
                                                  Federal Funds Rate, LIBOR,
                                                  the Prime Rate or the
                                                  Treasury Rate or any other
                                                  interest rate basis or
                                                  formula set forth by the
                                                  Company, Initial Interest
                                                  Rate, Index Maturity, Spread
                                                  and/or Spread Multiplier, if
                                                  any, Minimum Interest Rate,
                                                  if any, Maximum Interest
                                                  Rate, if any, redemption
                                                  and/or repayment terms, if
                                                  any, and Stated Maturity
                                                  (collectively, "Floating Rate
                                                  Terms") will be represented
                                                  initially by a single
                                                  Book-Entry Note.

                                                  Each Book-Entry Note will be
                                                  dated and issued as of the
                                                  date of its authentication by
                                                  the Trustee.  The date from
                                                  which interest will begin to
                                                  accrue with respect to each
                                                  Book-Entry Note will be (a)
                                                  with respect to an
                                                  original Book-Entry Note (or
                                                  any portion thereof), its
                                                  Original Issue Date and (b)
                                                  with respect to any
                                                  Book-Entry Note (or portion
                                                  thereof) issued subsequently
                                                  upon exchange of a Book-Entry
                                                  Note or in lieu of a
                                                  destroyed, lost or stolen
                                                  Book-Entry Note, the most
                                                  recent Interest Payment Date
                                                  to which interest has been
                                                  paid or duly provided for on
                                                  the predecessor Book-Entry
                                                  Note or Notes (or if no such
                                                  payment or provision has been
                                                  made, the Original Issue Date
                                                  of the predecessor Book-Entry
                                                  Note or Notes), regardless of
                                                  the date of authentication of
                                                  such subsequently issued
                                                  Book- Entry Note.  No
                                                  Book-Entry Note shall
                                                  represent any Note issued in
                                                  certificated form.

                                                  For other variable terms with
                                                  respect to the Fixed Rate
                                                  Notes and Floating Rate
                                                  Notes, see the Prospectus and
                                                  the applicable Pricing
                                                  Supplement.

                                                  Except as provided in the
                                                  Prospectus, no owner of a
                                                  beneficial interest in a
                                                  Book-Entry Note shall
                                                  be entitled to receive any
                                                  Note issued in certificated
                                                  form with respect to such
                                                  beneficial interest.

Identification:                                   The Company has arranged with
                                                  the CUSIP Service Bureau of
                                                  Standard & Poor's Corporation
                                                  (the "CUSIP Service Bureau")
                                                  for the reservation of one
                                                  series of     CUSIP numbers,
                                                  which series consists of
                                                  approximately 900 CUSIP
                                                  numbers which have been
                                                  reserved for and relating to
                                                  Book-Entry Notes and the
                                                  Company has delivered to each
                                                  of the Trustee and DTC such
                                                  list of such CUSIP numbers.
                                                  The Company will assign CUSIP
                                                  numbers to Book-Entry Notes
                                                  as described below under
                                                  Settlement Procedure B.  DTC
                                                  will notify the CUSIP Service
                                                  Bureau periodically of the
                                                  CUSIP numbers that the
                                                  Company has assigned to
                                                  Book-Entry Notes.  The
                                                  Trustee will notify the
                                                  Company at any time when
                                                  fewer than 100 of the
                                                  reserved CUSIP numbers remain
                                                  unassigned to Book-Entry
                                                  Notes, and, if it deems
                                                  necessary, the Company will
                                                  reserve and obtain additional
                                                  CUSIP numbers for assignment
                                                  to Book-Entry Notes.  Upon
                                                  obtaining such additional
                                                  CUSIP numbers, the Company
                                                  will deliver a list of such
                                                  additional numbers to the
                                                  Trustee and DTC.  Book-Entry
                                                  Notes having an aggregate
                                                  principal amount in excess of
                                                  $150,000,000 and otherwise
                                                  required to be represented by
                                                  the same Global Certificate
                                                  will instead be represented
                                                  by two or more Global

                                                  Certificates which shall all
                                                  be assigned the same CUSIP
                                                  number.

Registration:                                     Unless otherwise specified by
                                                  DTC, each Book-Entry Note
                                                  will be registered in the
                                                  name of Cede & Co., as
                                                  nominee for DTC, on the
                                                  register maintained by the
                                                  Trustee under the Indenture.
                                                  The beneficial owner of a
                                                  Note issued in book-entry
                                                  form (i.e., an owner of a
                                                  beneficial interest in a
                                                  Book-Entry Note) (or one or
                                                  more indirect participants in
                                                  DTC designated by such owner)
                                                  will designate one or more
                                                  participants in DTC (with
                                                  respect to such Note issued
                                                  in book-entry form, the
                                                  "Participants") to act as
                                                  agent for such beneficial
                                                  owner in connection with the
                                                  book-entry system maintained
                                                  by DTC, and DTC will record
                                                  in book-entry form, in
                                                  accordance with instructions
                                                  provided by such
                                                  Participants, a credit
                                                  balance with respect to such
                                                  Note issued in book-entry
                                                  form in the account of such
                                                  Participants.  The ownership
                                                  interest of such beneficial
                                                  owner in such Note issued in
                                                  book-entry form will be
                                                  recorded through the records
                                                  of such Participants or
                                                  through the separate records
                                                  of such Participants and one
                                                  or more indirect participants
                                                  in DTC.

Transfers:                                        Transfers of beneficial
                                                  ownership interests in a
                                                  Book-Entry Note will be
                                                  accomplished by book entries
                                                  made by DTC and, in turn, by
                                                  Participants (and in
                                                  certain cases, one or more
                                                  indirect participants in DTC)
                                                  acting on behalf of
                                                  beneficial transferors and
                                                  transferees of such
                                                  Book-Entry Note.

Exchanges:                                        The Trustee
                                                  may deliver to DTC and the
                                                  CUSIP Service Bureau at any
                                                  time a written notice
                                                  specifying (a) the CUSIP
                                                  numbers of two or more
                                                  Book-Entry Notes outstanding
                                                  on such date that represent
                                                  Book-Entry Notes having the
                                                  same Fixed Rate Terms or
                                                  Floating Rate Terms, as the
                                                  case may be (other than
                                                  Original Issue Dates), and
                                                  for which interest has been
                                                  paid to the same date; (b) a
                                                  date, occurring at least 30
                                                  days after such written
                                                  notice is delivered and at
                                                  least 30 days before the next
                                                  Interest Payment Date for the
                                                  related Notes issued in
                                                  book-entry form, on which
                                                  such Book-Entry Notes shall
                                                  be exchanged for a single
                                                  replacement Book-Entry Note;
                                                  and (c) a new CUSIP number,
                                                  obtained from the Company, to
                                                  be assigned to such
                                                  replacement Book-Entry Note.
                                                  Upon receipt of such a
                                                  notice, DTC will send to its
                                                  Participants (including the
                                                  Trustee) a written
                                                  reorganization notice to the
                                                  effect that such exchange
                                                  will occur on such date.
                                                  Prior to the specified
                                                  exchange date, the Trustee
                                                  will deliver to the CUSIP
                                                  Service Bureau written notice
                                                  setting forth such exchange
                                                  date and the new CUSIP number
                                                  and stating that, as of such
                                                  exchange date, the CUSIP
                                                  numbers of the Book-Entry
                                                  Notes to be exchanged will no
                                                  longer be valid.  On the
                                                  specified exchange date, the
                                                  Trustee will exchange such
                                                  Book-Entry Notes for a single
                                                  Book-Entry Note bearing the
                                                  new CUSIP number and the
                                                  CUSIP numbers of the
                                                  exchanged Book-Entry Notes
                                                  will, in accordance with
                                                  CUSIP Service Bureau
                                                  procedures, be canceled and
                                                  not immediately reassigned.
                                                  Notwithstanding the
                                                  foregoing, if the Book- Entry
                                                  Notes to be exchanged exceed
                                                  $150,000,000 in aggregate
                                                  principal amount, one
                                                  replacement Book-Entry Note
                                                  will be authenticated and
                                                  issued to represent each
                                                  $150,000,000 of principal
                                                  amount of the exchanged Book-
                                                  Entry Notes and an additional
                                                  Book-Entry Note or Notes will
                                                  be authenticated and issued
                                                  to represent any remaining
                                                  principal
                                                  amount of such Book-Entry
                                                  Notes (See "Denominations"
                                                  below).

Denominations:                                    Notes issued in book-entry
                                                  form will be issued in
                                                  denominations of $1,000 and
                                                  integral multiples of $1,000
                                                  in excess thereof. Book-Entry
                                                  Notes will be denominated in
                                                  principal amounts not in
                                                  excess of $150,000,000.  If
                                                  one or more Notes issued in
                                                  book-entry form having an
                                                  aggregate principal amount in
                                                  excess of $150,000,000 would,
                                                  but for the preceding
                                                  sentence, be represented by a
                                                  single Book-Entry Note,
                                                  then one Book-Entry Note will
                                                  be issued to represent each
                                                  $150,000,000 principal amount
                                                  of such Note or Notes issued
                                                  in book-entry form and an
                                                  additional Book-Entry Note
                                                  or Notes will be issued to
                                                  represent any remaining
                                                  principal amount of such Note
                                                  or Notes issued in book-entry
                                                  form.  In such a case, each
                                                  of the Book-Entry Notes
                                                  representing such Note or
                                                  Notes issued in book-entry
                                                  form shall be assigned the
                                                  same CUSIP number.

Payments of Principal
  and Interest:                                   Payments of Interest Only.
                                                  Promptly after each Record
                                                  Date, the Trustee will
                                                  deliver to the Company and
                                                  DTC a written notice
                                                  specifying by CUSIP number
                                                  the amount of interest
                                                  to be paid on each Book-Entry
                                                  Note on the following
                                                  Interest Payment Date (other
                                                  than an Interest Payment Date
                                                  coinciding with Maturity) and
                                                  the total of such amounts.
                                                  DTC will confirm the amount
                                                  payable on each Book-Entry
                                                  Note on such Interest Payment
                                                  Date by reference to the
                                                  daily bond reports published
                                                  by Standard & Poor's
                                                  Corporation.  On such
                                                  Interest Payment Date, the
                                                  Company will pay to the
                                                  Trustee in immediately
                                                  available funds an amount
                                                  sufficient to pay the
                                                  interest then due and owing,
                                                  and upon receipt of such
                                                  funds from the

                                                  Company, the Trustee in
                                                  turn will pay to DTC, such
                                                  total amount of interest due
                                                  (other than at Maturity), at
                                                  the times and in the manner
                                                  set forth below under
                                                  "Manner of Payment".

                                                  Notice of Interest Payments
                                                  and Record Dates.  Promptly
                                                  after each Interest
                                                  Determination Date for
                                                  Floating Rate Notes issued in
                                                  book-entry form, the Trustee
                                                  will notify each of Moody's
                                                  Investors Services, Inc. and
                                                  Standard & Poor's Corporation
                                                  of the interest rates
                                                  determined on such Interest
                                                  Determination Date.

                                                  Payments at Maturity.  On or
                                                  about the first Business Day
                                                  of each month, the Trustee
                                                  will deliver to the Company
                                                  and DTC a written list of
                                                  principal, interest and
                                                  premium, if any, to be paid
                                                  on each Book-Entry Note
                                                  maturing either at Stated
                                                  Maturity, on a Redemption
                                                  Date in, or for which an
                                                  Option to Elect Repayment has
                                                  been received with respect
                                                  to, the following month.  The
                                                  Trustee, the Company and DTC
                                                  will confirm the amounts of
                                                  such principal, premium, if
                                                  any, and interest payments
                                                  with respect to a Book-Entry
                                                  Note on or about the fifth
                                                  Business Day preceding the
                                                  Maturity of such Book-Entry
                                                  Note.  At such Maturity, the
                                                  Company will pay to the
                                                  Trustee in immediately
                                                  available funds an amount
                                                  sufficient to make such
                                                  Maturity payment, and upon
                                                  receipt of such funds the
                                                  Trustee in turn will pay to
                                                  DTC, the principal amount of
                                                  such Note, together with
                                                  interest and premium, if any,
                                                  due at such Maturity, at the
                                                  times and in the manner set
                                                  forth below under "Manner of
                                                  Payment".  Promptly after
                                                  payment to DTC of the
                                                  principal, interest and
                                                  premium, if any, due at the
                                                  Maturity of such Book-Entry
                                                  Note, the Trustee will cancel
                                                  such Book-Entry Note and
                                                  deliver it to the Company
                                                  with an appropriate debit
                                                  advice.  On the first
                                                  Business Day of each month,
                                                  the Trustee will deliver to
                                                  the Company a written
                                                  statement indicating the
                                                  total principal amount of
                                                  outstanding Book- Entry Notes
                                                  as of the close of business
                                                  on the immediately preceding
                                                  Business Day.

                                                  Manner of Payment.  The total
                                                  amount of any principal,
                                                  premium, if any, and interest
                                                  due on Book-Entry Notes on
                                                  any Interest Payment Date or
                                                  at Maturity shall be paid by
                                                  the   Company to the Trustee
                                                  in funds available for use by
                                                  the Trustee no later than
                                                  1:00 p.m., New York City
                                                  time, on such date.  The
                                                  Company will make such
                                                  payment on such Book-Entry
                                                  Notes to an account specified
                                                  by the Trustee.  Upon receipt
                                                  of such funds, the Trustee
                                                  will pay by separate wire
                                                  transfer (using Fedwire
                                                  message entry instructions in
                                                  a form previously specified
                                                  by DTC) to an account at the
                                                  Federal Reserve Bank of New
                                                  York previously specified by
                                                  DTC, in funds available for
                                                  immediate use by DTC, each
                                                  payment of interest,
                                                  principal and premium, if
                                                  any, due on a Book-Entry Note
                                                  on such date.  Thereafter on
                                                  such date, DTC will pay, in
                                                  accordance with its SDFS
                                                  operating procedures then in
                                                  effect, such amounts in funds
                                                  available for immediate use
                                                  to the respective
                                                  Participants in whose names
                                                  such Notes are recorded in
                                                  the book-entry system
                                                  maintained by DTC.  Neither
                                                  the Company nor the Trustee
                                                  shall have any responsibility
                                                  or liability for the payment
                                                  by DTC of the principal of,
                                                  premium, if any, or interest
                                                  on, the Book-Entry Notes to
                                                  such Participants.

                                                  Withholding Taxes.  The
                                                  amount of any taxes required
                                                  under applicable law to be
                                                  withheld from any
                                                  interest payment on a Note
                                                  will be determined and
                                                  withheld by the Participant,
                                                  indirect participant in DTC
                                                  or other Person responsible
                                                  for forwarding payments and
                                                  materials directly to the
                                                  beneficial owner of such
                                                  Note.

Settlement
  Procedures:                                     Settlement Procedures with
                                                  regard to each Note in book-
                                                  entry form purchased by each
                                                  Agent, as principal, or
                                                  sold by each Agent, as agent
                                                  of the Company, will be as
                                                  follows:

                                                  A.  The Offering Agent will
                                                      advise the Company by
                                                      telephone, confirmed by
                                                      facsimile, of the
                                                      following Settlement
                                                      information:

                                                      1.  Principal Amount of
                                                          the Note.

                                                      2.  (a)  Fixed Rate Notes:

                                                               (i)  Interest
                                                                    Rate; and

                                                              (ii)  Interest
                                                                    Payment
                                                                    Dates.

                                                          (b)  Floating Rate
                                                               Notes:

                                                              (i)   Base Rate
                                                                    or Rates;

                                                             (ii)   Initial
                                                                    Interest
                                                                    Rate;

                                                            (iii)   Spread
                                                                    and/or
                                                                    Spread
                                                                    Multiplier,
                                                                    if any;

                                                             (iv)   Interest
                                                                    Reset Date
                                                                    or Dates;

                                                              (v)   Interest
                                                                    Reset
                                                                    Period;

                                                             (vi)   Interest
                                                                    Payment
                                                                    Dates;

                                                            (vii)   Record
                                                                    Dates;

                                                           (viii)   Index
                                                                    Maturity;

                                                             (ix)   Maximum and
                                                                    Minimum
                                                                    Interest
                                                                    Rates, if
                                                                    any; and

                                                              (x)   Calculation
                                                                    Agent.

                                                      3.  Price to public, if
                                                          any, of the Note (or
                                                          whether the Note is
                                                          being offered at
                                                          varying prices
                                                          relating to
                                                          prevailing market
                                                          prices at time of
                                                          resale as determined
                                                          by the Offering
                                                          Agent).

                                                      4.  Sale Date.

                                                      5.  Settlement Date
                                                          (Original Issue Date).

                                                      6.  Stated Maturity.

                                                      7.  Redemption
                                                          provisions, if any,
                                                          including: Initial
                                                          Redemption  Date,
                                                          Initial Redemption
                                                          Percentage and Annual
                                                          Redemption Percentage
                                                          Reduction.

                                                      8.  Optional Repayment
                                                          Date(s), if any.

                                                      9.  Net proceeds to the
                                                          Company.

                                                      10. The Offering Agent's
                                                          commission or
                                                          underwriting discount.

                                                      11. Whether such Notes
                                                          are being sold to
                                                          the Offering Agent as
                                                          principal or to an
                                                          investor or other
                                                          purchaser through
                                                          the Offering Agent
                                                          acting as agent for
                                                          the Company.

                                                      12. Whether such Note is
                                                          being issued with
                                                          Original Issue
                                                          Discount and the
                                                          terms thereof.

                                                      13. Such other information
                                                          specified with
                                                          respect to the Notes
                                                          (whether by Addendum
                                                          or otherwise).

                                                  B.  The Company will assign a
                                                      CUSIP number to the
                                                      Book-Entry Note
                                                      representing such Note
                                                      and then advise the
                                                      Trustee by facsimile
                                                      transmission or other
                                                      electronic transmission
                                                      of the above settlement
                                                      information received from
                                                      the Offering Agent, such
                                                      CUSIP number and the name
                                                      of the Offering Agent.

                                                  C.  The Trustee will
                                                      communicate to DTC and
                                                      the Offering Agent
                                                      through DTC's Participant
                                                      Terminal System, a
                                                      pending deposit message
                                                      specifying the following
                                                      settlement information:

                                                      1.  The information set
                                                          forth in the
                                                          Settlement Procedure
                                                          A.

                                                      2.  Identification
                                                          numbers of the
                                                          participant accounts
                                                          maintained by DTC on
                                                          behalf of the Trustee
                                                          and the Offering
                                                          Agent.

                                                      3.  Identification of the
                                                          Book-Entry Note as a
                                                          Fixed Rate Book-Entry
                                                          Note or Floating Rate
                                                          Book-Entry Note.

                                                      4.  Initial Interest
                                                          Payment Date  for
                                                          such Note, number of
                                                          days by which
                                                          such  date succeeds
                                                          the related Record
                                                          Date for DTC purposes
                                                          (or, in the case of
                                                          Floating Rate Notes
                                                          which reset daily or
                                                          weekly, the date five
                                                          calendar days
                                                          preceding the
                                                          Interest Payment
                                                          Date) and, if then
                                                          calculable, the
                                                          amount of interest
                                                          payable on such
                                                          Interest Payment Date
                                                          (which amount shall
                                                          have been confirmed
                                                          by the Trustee).

                                                      5.  CUSIP number of the
                                                          Book-Entry Note
                                                          representing such
                                                          Note.

                                                      6.  Whether such
                                                          Book-Entry Note
                                                          represents any other
                                                          Notes issued or to be
                                                          issued in book-entry
                                                          form.

                                                      DTC will arrange for each
                                                      pending deposit message
                                                      described above to be
                                                      transmitted to Standard &
                                                      Poor's Corporation, which
                                                      will use the information
                                                      in the message to
                                                      include certain terms of
                                                      the related Book-Entry
                                                      Note in the appropriate
                                                      daily bond report
                                                      published by Standard &
                                                      Poor's Corporation.

                                                  D.  The Trustee will
                                                      complete and authenticate
                                                      the Book-Entry Note
                                                      representing such Note.

                                                  E.  DTC will credit such
                                                      Note to the participant
                                                      account of the Trustee
                                                      maintained by DTC.

                                                  F.  The Trustee will enter
                                                      an SDFS deliver order
                                                      through DTC's
                                                      Participant Terminal
                                                      System instructing DTC
                                                      (i) to debit such Note to
                                                      the Trustee's participant
                                                      account and credit such
                                                      Note to the participant
                                                      account of the Offering
                                                      Agent maintained by DTC
                                                      and (ii) to debit the
                                                      settlement account of the
                                                      Offering Agent and credit
                                                      the settlement account of
                                                      the Trustee maintained by
                                                      DTC, in an amount equal
                                                      to the price of such Note
                                                      less such Offering
                                                      Agent's discount or
                                                      underwriting commission,
                                                      as applicable.  Any entry
                                                      of such a deliver order
                                                      shall be deemed to
                                                      constitute a
                                                      representation and
                                                      warranty by the Trustee
                                                      to DTC that (i) the Book-
                                                      Entry Note representing
                                                      such Note has been
                                                      issued and authenticated
                                                      and (ii) the Trustee is
                                                      holding such Book-Entry
                                                      Note pursuant to the
                                                      Certificate Agreement.

                                                  G.  In the case of Notes sold
                                                      through the Offering
                                                      Agent, as agent, the
                                                      Offering Agent will enter
                                                      an SDFS deliver order
                                                      through DTC's Participant
                                                      Terminal System
                                                      instructing DTC (i) to
                                                      debit such Note to the
                                                      Offering Agent's
                                                      participant account and
                                                      credit such Note to the
                                                      participant account of
                                                      the Participants
                                                      maintained by DTC and
                                                      (ii) to debit the
                                                      settlement accounts of
                                                      such Participants and
                                                      credit the settlement
                                                      account of the Offering
                                                      Agent maintained by DTC
                                                      in an amount equal to the
                                                      initial public offering
                                                      price of such Note.

                                                  H.  Transfers of funds in
                                                      accordance with SDFS
                                                      deliver orders described
                                                      in Settlement
                                                      Procedures F and G will
                                                      be settled in accordance
                                                      with SDFS operating
                                                      procedures in effect on
                                                      the Settlement Date.

                                                  I.  Upon receipt, the Trustee
                                                      will pay the Company, by
                                                      wire
                                                      transfer of immediately
                                                      available funds to an
                                                      account specified by the
                                                      Company to the Trustee
                                                      from time to time, in the
                                                      amount transferred to the
                                                      Trustee in accordance
                                                      with Settlement Procedure
                                                      F.

                                                  J.  The Trustee will send a
                                                      copy of the Book-Entry
                                                      Note by first class mail
                                                      to the Company together
                                                      with a statement
                                                      setting forth the
                                                      principal amount of Notes
                                                      Outstanding as of the
                                                      related Settlement Date
                                                      after giving effect to
                                                      such transaction and all
                                                      other offers to purchase
                                                      Notes of which the
                                                      Company has advised the
                                                      Trustee but which have
                                                      not yet been settled.

                                                  K.  If the Note was sold
                                                      through the Offering
                                                      Agent, as agent, the
                                                      Offering Agent will
                                                      confirm the purchase of
                                                      such Note to the investor
                                                      or other  purchaser
                                                      either by transmitting to
                                                      the Participant with
                                                      respect to such Note a
                                                      confirmation order
                                                      through DTC's Participant
                                                      Terminal System or by
                                                      mailing a written
                                                      confirmation to such
                                                      investor or other
                                                      purchaser.

Settlement Procedures
  Timetable:                                      For offers to purchase Notes
                                                  accepted by the Company for
                                                  settlement on the first
                                                  Business Day after the sale
                                                  date, Settlement Procedures
                                                  "A" through "K" set forth
                                                  above shall be completed as
                                                  soon as possible but not
                                                  later than the respective
                                                  times (New York City time)
                                                  set forth below:

                                                  SETTLEMENT
                                                  PROCEDURE                TIME

                                                  A     11:00 a.m. on the sale
                                                        date
                                                  B     As soon as practicable
                                                        following the sale,
                                                        but in no event later
                                                        than 12:00 noon on the
                                                        sale date
                                                  C     As soon as practicable
                                                        following the sale, but
                                                        in no event later than
                                                        2:00 p.m. on the sale
                                                        date
                                                  D     9:00 a.m. on Settlement
                                                        Date E 10:00 a.m. on
                                                        Settlement Date
                                                  F-G   No later than 2:00 p.m.
                                                        on Settlement Date
                                                  H     4:45 p.m. on Settlement
                                                        Date
                                                  I-J   5:00 p.m. on
                                                        Settlement Date

                                                  If a sale is to be settled
                                                  more than one Business Day
                                                  after the sale date,
                                                  Settlement Procedures A,
                                                  B, and C may, if necessary,
                                                  be completed at any time
                                                  prior to the specified times
                                                  on the first  Business Day
                                                  after such sale date.
                                                  Settlement Procedure H is
                                                  subject to extension in
                                                  accordance with any extension
                                                  of Fedwire closing deadlines
                                                  and in the other events
                                                  specified in the SDFS
                                                  operating procedures in
                                                  effect on the Settlement
                                                  Date.

                                                  If settlement of a Note
                                                  issued in book-entry form is
                                                  rescheduled or canceled, the
                                                  Trustee will deliver to DTC,
                                                  through DTC's Participant
                                                  Terminal System, a
                                                  cancellation message to such
                                                  effect by no later than 2:00
                                                  p.m., New York City time, on
                                                  the Business Day immediately
                                                  preceding the scheduled
                                                  Settlement Date.

Failure to Settle:                                If the Trustee fails to
                                                  enter an

                                                  SDFS deliver order with
                                                  respect to a Book-Entry Note
                                                  issued in book-entry form
                                                  pursuant to Settlement
                                                  Procedure F, the Trustee may
                                                  deliver to DTC, through DTC's
                                                  Participant Terminal System,
                                                  as soon as practicable a
                                                  withdrawal message
                                                  instructing DTC to debit such
                                                  Note to the participant
                                                  account of the Trustee
                                                  maintained at DTC.  DTC will
                                                  process the withdrawal
                                                  message, provided that such
                                                  participant account contains
                                                  a principal amount of the
                                                  Book-Entry Note representing
                                                  such Note that is at least
                                                  equal to the principal amount
                                                  to be debited.  If withdrawal
                                                  messages are processed with
                                                  respect to all the Notes
                                                  represented by a Book-Entry
                                                  Note, the Trustee will mark
                                                  such Book-Entry Note
                                                  "canceled", make appropriate
                                                  entries in its records and
                                                  send certification of
                                                  destruction of such canceled
                                                  Book-Entry Note to the
                                                  Company.  The CUSIP number
                                                  assigned to such Book-Entry
                                                  Note shall, in accordance
                                                  with CUSIP Service Bureau
                                                  procedures, be canceled and
                                                  not immediately reassigned.
                                                  If withdrawal messages are
                                                  processed with respect to a
                                                  portion of the Notes
                                                  represented by a Book-Entry
                                                  Note, the Trustee will
                                                  exchange such Book-Entry Note
                                                  for two Book-Entry Notes, one
                                                  of which shall represent the
                                                  Book-Entry Notes for which
                                                  withdrawal messages are
                                                  processed and shall be
                                                  canceled immediately after
                                                  issuance, and the other of
                                                  which shall represent the
                                                  other Notes previously
                                                  represented by the
                                                  surrendered Book-Entry Note
                                                  and shall bear the CUSIP
                                                  number of the surrendered
                                                  Book-Entry Note.

                                                  In the case of any Note sold
                                                  through the Offering Agent,
                                                  as agent, if the purchase
                                                  price for any Book-Entry Note
                                                  is not timely paid to the
                                                  Participants with respect to
                                                  such Note by the
                                                  beneficial investor or other
                                                  purchaser thereof (or a
                                                  person, including an indirect
                                                  participant in DTC, acting on
                                                  behalf of such investor or
                                                  other purchaser), such
                                                  Participants and, in turn,
                                                  the related Offering Agent
                                                  may enter SDFS deliver orders
                                                  through DTC's Participant
                                                  Terminal System reversing the
                                                  orders entered pursuant to
                                                  Settlement Procedures F and
                                                  G, respectively.  Thereafter,
                                                  the Trustee will deliver the
                                                  withdrawal message and take
                                                  the related actions described
                                                  in the preceding paragraph.
                                                  If such failure shall have
                                                  occurred for any reason other
                                                  than default by the
                                                  applicable Offering Agent to
                                                  perform its obligations
                                                  hereunder or under the
                                                  Distribution Agreement, the
                                                  Company will reimburse such
                                                  Offering Agent for its loss
                                                  of the use of funds during
                                                  the period when the funds
                                                  were credited to the account
                                                  of the Company.

                                                  Notwithstanding the
                                                  foregoing, upon any failure
                                                  to settle with respect to a
                                                  Book-Entry Note, DTC may take
                                                  any actions in accordance
                                                  with its SDFS operating
                                                  procedures then in effect.
                                                  In the event of a failure
                                                  to settle with respect to a
                                                  Note that was to have been
                                                  represented by a Book-Entry
                                                  Note also representing other
                                                  Notes, the Trustee will
                                                  provide, in accordance with
                                                  Settlement Procedure D, for
                                                  the authentication and
                                                  issuance of a Book-Entry Note
                                                  representing such remaining
                                                  Notes and will make
                                                  appropriate entries in its
                                                  records.

                     PART III:    PROCEDURES FOR NOTES ISSUED
                                  IN CERTIFICATED FORM


Denominations:                                    The Certificated Notes will be
                                                  issued in denominations of
                                                  $1,000 and integral multiples
                                                  of $1,000 in excess thereof.

Payments of Principal                             Upon presentment and delivery
  and Interest:                                   of the Certificated Note, the
                                                  Trustee upon receipt of
                                                  immediately available funds
                                                  from the Company will pay the
                                                  principal amount of each
                                                  Certificated Note at Maturity
                                                  and the final installment of
                                                  interest in immediately
                                                  available funds.  All
                                                  interest payments on a
                                                  Certificated Note, other than
                                                  interest due at Maturity,
                                                  will be made at the Corporate
                                                  Trust Office of the Trustee
                                                  or, at the option of the
                                                  Company, may be made by check
                                                  mailed to the address of the
                                                  person entitled thereto as
                                                  such address shall appear in
                                                  the Security Register or by
                                                  wire transfer of immediately
                                                  available funds if
                                                  appropriate wire transfer
                                                  instructions have been
                                                  received in writing by the
                                                  Trustee not less than 15 days
                                                  prior to the applicable
                                                  Interest Payment Date.

                                                  The Trustee will provide
                                                  monthly to the Company a list
                                                  of the principal, premium, if
                                                  any, and interest to be paid
                                                  on Certificated Notes
                                                  maturing in the next
                                                  succeeding month. The Trustee
                                                  will be responsible for
                                                  withholding taxes on interest
                                                  paid as required by
                                                  applicable law, but shall be
                                                  relieved from any such
                                                  responsibility if it acts in
                                                  good faith and in reliance
                                                  upon an opinion of counsel.

                                                  Certificated Notes presented
                                                  to the Trustee at Maturity
                                                  for payment will be canceled
                                                  by the Trustee. All canceled
                                                  Certificated Notes
                                                  held by the Trustee shall be
                                                  destroyed, and the Trustee
                                                  shall furnish to the Company
                                                  a certificate with respect to
                                                  such destruction.

Settlement
  Procedures:                                     Settlement Procedures with
                                                  regard to each Certificated
                                                  Note purchased by any Agent,
                                                  as principal, or through any
                                                  Agent, as agent, shall be as
                                                  follows:

                                                  A.  The Offering Agent will
                                                      advise the Company by
                                                      telephone of the
                                                      following Settlement
                                                      information with regard
                                                      to each Note:

                                                      1.  Exact name in which
                                                          the Certificated
                                                          Note(s) is to be
                                                          registered (the
                                                          "Registered Owner").

                                                      2.  Exact address or
                                                          addresses of  the
                                                          Registered Owner for
                                                          delivery, notices and
                                                          payments of principal
                                                          and interest.

                                                      3.  Taxpayer
                                                          identification number
                                                          of the Registered
                                                          Owner.

                                                      4.  Principal Amount of
                                                          the Certificated Note.

                                                      5.  Denomination of the
                                                          Certificated Note.

                                                      6.  (a)  Fixed Rate Notes:

                                                               (i) Interest
                                                                   Rate; and

                                                              (ii) Interest
                                                                   Payment
                                                                   Dates.

                                                          (b)  Floating Rate
                                                               Notes:

                                                               (i) Base Rate
                                                                   or Rates;

                                                              (ii) Initial
                                                                   Interest
                                                                   Rate;

                                                             (iii) Spread
                                                                   and/or
                                                                   Spread
                                                                   Multiplier,
                                                                   if any;

                                                              (iv) Interest
                                                                   Reset Date
                                                                   or Dates;

                                                               (v) Interest
                                                                   Reset Period;

                                                              (vi) Interest
                                                                   Payment
                                                                   Dates;

                                                             (vii) Record Dates;

                                                            (viii) Index
                                                                   Maturity;

                                                              (ix)  Maximum and
                                                                    Minimum
                                                                    Interest
                                                                    Rates, if
                                                                    any; and

                                                               (x)  Calculation
                                                                    Agent.


                                                      7.  Price to public of the
                                                          Certificated Note (or
                                                          whether the Note is
                                                          being offered at
                                                          varying prices
                                                          relating to
                                                          prevailing market
                                                          prices at time of
                                                          resale as determined
                                                          by the Offering
                                                          Agent).

                                                      8.  Sale Date.

                                                      9.  Settlement Date
                                                          (Original Issue Date).

                                                      10. Stated Maturity.

                                                      11. Net proceeds to the
                                                          Company.

                                                      12. The Offering Agent's
                                                          commission or
                                                          underwriting discount.

                                                      13. Whether such Notes
                                                          are being sold to
                                                          the Offering Agent as
                                                          principal or to an
                                                          investor or other
                                                          purchaser through the
                                                          Offering Agent acting
                                                          as agent for the
                                                          Company.

                                                      14. Redemption provisions,
                                                          if any, including:
                                                          Initial Redemption
                                                          Date, Initial
                                                          Redemption Percentage
                                                          and Annual Redemption
                                                          Percentage Reduction.

                                                      15. Optional Repayment
                                                          Date(s), if any.

                                                      16. Whether such Note is
                                                          being issued with
                                                          Original Issue
                                                          Discount and the
                                                          terms thereof.

                                                      17. Such other information
                                                          specified with
                                                          respect to the Notes
                                                          (whether by Addendum
                                                          or otherwise).

                                                  B.  After receiving such
                                                      settlement information
                                                      from the Offering Agent,
                                                      the Company will advise
                                                      the Trustee of the above
                                                      settlement information by
                                                      facsimile transmission
                                                      confirmed by telephone.
                                                      The Company will prepare
                                                      a Pricing Supplement to
                                                      the Prospectus and
                                                      deliver copies to the
                                                      Agent and will cause the
                                                      Trustee to issue,
                                                      authenticate and deliver
                                                      Notes.

                                                  C.  The Trustee will
                                                      complete the Certificated
                                                      Note in the form approved
                                                      by the Company, the
                                                      Offering Agent and the
                                                      Trustee, and will make
                                                      three copies thereof
                                                      (herein called "Stub 1",
                                                      "Stub 2" and "Stub 3"):

                                                      1.  Certificated Note
                                                          with the Offering
                                                          Agent's confirmation,
                                                          if traded on a
                                                          principal basis, or
                                                          the Offering Agent's
                                                          customer
                                                          confirmation, if
                                                          traded on an agency
                                                          basis.

                                                      2.  Stub 1 for Trustee.

                                                      3.  Stub 2 for Offering
                                                          Agent.

                                                      4.  Stub 3 for the
                                                          Company.

                                                  D.  With respect to each
                                                      sale, the Trustee will
                                                      deliver the Certificated
                                                      Notes and Stub 2 thereof
                                                      to the Offering Agent at
                                                      the following applicable
                                                      address: if to Merrill
                                                      Lynch & Co., to Merrill
                                                      Lynch Money Market
                                                      Clearance, 55 Water
                                                      Street, Concourse Level,
                                                      N.S.C.C. Window, New
                                                      York, New York    10041,
                                                      Attention: Al
                                                      Mitchell, telephone:
                                                      (212) 558-2405,
                                                      telecopier: (212)
                                                      558-2457; if to
                                                      Donaldson, Lufkin &
                                                      Jenrette Securities
                                                      Corporation, to Chemical
                                                      Bank, Four New York
                                                      Plaza, First Floor
                                                      Receiving Window for the
                                                      Account of Donaldson,
                                                      Lufkin & Jenrette, New
                                                      York, New York,  Contact
                                                      Person: Carrie Labarbera,
                                                      telephone: (212)
                                                      504-3145; and if to
                                                      Salomon Brothers Inc, to
                                                      Bank of New York, One
                                                      Wall Street, 3rd Floor,
                                                      Dealer Clearance, New
                                                      York, New York 10005; if
                                                      to Smith Barney Inc., to
                                                      390 Greenwich Street --
                                                      3rd Floor, New York, New
                                                      York 10013, Attention:
                                                      Syndicate Operations --
                                                      Rich Muszel, telephone:
                                                      (212) 723-4850,
                                                      telecopier: (212)
                                                      723-8832. The Trustee
                                                      will keep Stub 1. The
                                                      Offering Agent will
                                                      acknowledge receipt of
                                                      the

                                                      Certificated Note
                                                      through a broker's
                                                      receipt and will keep
                                                      Stub 2.  Delivery of the
                                                      Certificated Note will be
                                                      made only against such
                                                      acknowledgment of
                                                      receipt. Upon
                                                      determination that the
                                                      Certificated Note has
                                                      been authorized,
                                                      delivered and completed
                                                      as aforementioned, the
                                                      Offering Agent will wire
                                                      the net proceeds of the
                                                      Certificated Note after
                                                      deduction of its
                                                      applicable commission to
                                                      the Company pursuant to
                                                      standard wire
                                                      instructions given by the
                                                      Company.

                                                  E.  In the case of Notes sold
                                                      through the Offering
                                                      Agent, as agent, the
                                                      Offering Agent will
                                                      deliver the Certificated
                                                      Note (with
                                                      confirmations), as well
                                                      as a copy of the
                                                      Prospectus and any
                                                      applicable Pricing
                                                      Supplement or Supplements
                                                      received from the Trustee
                                                      to the purchaser against
                                                      payment in immediately
                                                      available funds.

                                                  F.  The Trustee will send
                                                      Stub 3 to the Company.


Settlement                                        For offers to purchase
  Procedures                                      Certificated Notes accepted
  Timetable:                                      by the Company, Settlement
                                                  Procedures "A" through "F"
                                                  set forth above shall be
                                                  completed as soon as
                                                  possible but not later than
                                                  the respective times (New York
                                                  City time) set forth below:

                                                  SETTLEMENT
                                                  PROCEDURE               TIME

                                                  A    11:00 a.m. on the sale
                                                       date
                                                  B    3:00 p.m. on Business Day
                                                       prior to Settlement Date
                                                  C-D  2:15 p.m. on Settlement
                                                       Date
                                                  E    3:00 p.m. on Settlement
                                                       Date

                                                  F    5:00 p.m. on Settlement
                                                       Date

Failure to Settle:                                In the case of Notes sold
                                                  through the Offering Agent,
                                                  as agent, if an investor or
                                                  other purchaser of a
                                                  Certificated Note from the
                                                  Company shall either fail to
                                                  accept delivery of or make
                                                  payment for a Certificated
                                                  Note on the date fixed for
                                                  settlement, the Offering
                                                  Agent will forthwith notify
                                                  the Trustee and the Company
                                                  by telephone, confirmed in
                                                  writing, and return the
                                                  Certificated Note to the
                                                  Trustee.

                                                  The Trustee, upon receipt of
                                                  the Certificated Note from
                                                  the Offering Agent, will
                                                  immediately advise the
                                                  Company and the Company will
                                                  promptly arrange to credit
                                                  the account of the Offering
                                                  Agent in an amount of
                                                  immediately available funds
                                                  equal to the amount
                                                  previously paid to the
                                                  Company by such Offering
                                                  Agent in settlement for the
                                                  Certificated Note.  Such
                                                  credits will be made on the
                                                  Settlement Date if possible,
                                                  and in any event not later
                                                  than the Business Day
                                                  following the Settlement
                                                  Date; provided that the
                                                  Company has received notice
                                                  on the same day.  If such
                                                  failure shall have occurred
                                                  for any reason other than
                                                  failure by such Offering
                                                  Agent to perform its
                                                  obligations hereunder or
                                                  under the Distribution
                                                  Agreement, the Company will
                                                  reimburse such Offering Agent
                                                  for its loss of the use of
                                                  funds during the period when
                                                  the funds were credited to
                                                  the account of the Company.
                                                  Immediately upon receipt of
                                                  the Certificated Note in
                                                  respect of which the failure
                                                  occurred, the Trustee will
                                                  cancel and destroy the
                                                  Certificated Note, make
                                                  appropriate entries in its
                                                  records to reflect the fact
                                                  that the Note was never
                                                  issued, and accordingly
                                                  notify in writing the
                                                  Company.

                                                                       EXHIBIT B

                         MCN INVESTMENT CORPORATION

                         Medium-Term Notes, Series B
                 Due Nine Months or more from Date of  Issue

                               TERMS AGREEMENT

                                                           May __, 1996


MCN Investment Corporation
150 W. Jefferson Avenue, Suite 1800
Detroit, Michigan  48226

Attention:

   Subject in all respects to the terms and conditions of the Distribution Agreement dated May 6, 1996 (the "Agreement"), among you and MCN Investment Corporation (the "Company") and MCN Corporation, the undersigned agrees to purchase the following Medium-Term Notes, Series B of the Company:

Aggregate Principal Amount:

Interest Rate:

Interest Reset Period:

Maximum or Minimum Interest Rates:

Spread and/or Spread Multiplier:

Date of Maturity:

Interest Payment Dates:

Record Dates:

Redemption/Repayment:

Price to Public:

Purchase Price:        % of Principal Amount [plus accrued
                  interest from ______, 199_]

Purchase Date and Time:

Other Provisions:

Place for Delivery of Notes and Payment Therefor:

Form:

Method of Payment:

Modification, if any, in the requirements to deliver the documents specified in
Section 6 of the Agreement:

Period during which additional debt securities of the Company may not be sold pursuant to Section 3(k) of the Agreement:

  During the period beginning from the date of this Terms Agreement and continuing to and including May __, 1996.


                                                   [          ]


                                                   By: _______________________
                                                       Name:
                                                       Title:


Accepted:

MCN INVESTMENT CORPORATION


By: _____________________________
    Name:
    Title: